[Fortis logo]

ASSET ALLOCATION PORTFOLIO
CAPITAL APPRECIATION PORTFOLIO
EACH A SERIES OF FORTIS ADVANTAGE PORTFOLIOS, INC.

VALUE FUND
GROWTH & INCOME FUND
CAPITAL FUND
EACH A SERIES OF FORTIS EQUITY PORTFOLIOS, INC.

FORTIS GROWTH FUND, INC.

JANUARY 25, 2001

SUPPLEMENT TO FORTIS STOCK FUNDS' STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 1, 2001


- THE FOLLOWING INFORMATION REPLACES THE DISCLOSURE ON PAGE 43 REGARDING THE FUNDS' PAYMENT OF BROKERAGE COMMISSIONS TO BROKER-DEALERS PROVIDING RESEARCH SERVICES TO ADVISERS DURING THE FISCAL YEAR ENDED AUGUST 31, 2000.

                                                         Commission Paid by Fund
                                                         -----------------------
Asset Allocation Fund
---------------------
Autranet, Inc.                                                     $ 3,989
Bear, Stearns & Co., Inc.                                          $23,652
Boston Institutional Services, Inc.                                $   660
CIS Investments                                                    $ 3,936
CSC Securities, Ltd.                                               $ 9,564
Instinet, Inc.                                                     $ 2,728
Rochdale Securities, Inc.                                          $   978
Standard & Poor's Securities, Inc.                                 $13,939

Value Fund
----------
Autranet, Inc.                                                     $16,110
Boston Institutional Services, Inc.                                $14,766
CIS Investments                                                    $14,664
CSC Securities, Ltd.                                               $ 1,860
Instinet, Inc.                                                     $   789

Growth & Income Fund
--------------------
Autranet, Inc.                                                     $ 1,716
Bear, Stearns & Co., Inc                                           $ 5,280
CIS Investments                                                    $   198




                                                         Commission Paid by Fund
                                                         -----------------------

CSC Securities, Ltd.                                               $ 1,242
Instinet, Inc.                                                     $   475
William O'Neil & Co., Inc.                                         $   678
Rochdale Securities, Inc.                                          $   246
Standard & Poor's Securities, Inc.                                 $ 2,682

Capital Fund
-------------------------
Autranet, Inc.                                                     $16,705
Bear, Stearns & Co., Inc                                           $79,020
Boston Institutional Services, Inc.                                $ 2,814
CIS Investments                                                    $12,690
CSC Securities, Ltd.                                               $39,810
Instinet, Inc.                                                     $11,095
Rochdale Securities, Inc.                                          $ 4,134
Standard & Poor's Securities, Inc.                                 $47,574

Growth Fund
-------------------------
Autranet, Inc.                                                     $46,392
Bear, Stearns & Co., Inc                                           $32,328
Boston Institutional Services, Inc.                                $10,236
CIS Investments                                                    $45,420
CSC Securities, Ltd.                                               $44,448
Instinet, Inc.                                                     $23,597
Rochdale Securities, Inc.                                          $ 5,994
Standard & Poor's Securities, Inc.                                 $37,866

Capital Appreciation Fund
-------------------------
Autranet, Inc.                                                     $ 1,320
Bear, Stearns & Co., Inc                                           $ 4,500
Boston Institutional Services, Inc.                                $ 1,380
CIS Investments                                                    $ 1,500
Instinet, Inc.                                                     $ 1,729


                       STATEMENT OF ADDITIONAL INFORMATION
                              DATED JANUARY 1, 2001
                        AS SUPPLEMENTED JANUARY 25, 2001

                           ASSET ALLOCATION PORTFOLIO
                         CAPITAL APPRECIATION PORTFOLIO
               EACH A SERIES OF FORTIS ADVANTAGE PORTFOLIOS, INC.

                                FORTIS VALUE FUND
                           FORTIS GROWTH & INCOME FUND
                               FORTIS CAPITAL FUND
                 EACH A SERIES OF FORTIS EQUITY PORTFOLIOS, INC.

                                       AND

                            FORTIS GROWTH FUND, INC.


         This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to, and should be read together with, a prospectus for Asset Allocation Portfolio, Capital Appreciation Portfolio, Value Fund, Growth & Income Fund, Capital Fund and Growth Fund (the "Funds") dated January 1, 2001. The financial statements included as a part of the Funds' Annual Report to Shareholders for the fiscal year ended August 31, 2000 are incorporated by reference into this Statement of Additional Information. Copies of the Funds' Prospectus and/or Annual Report are available, without charge, by writing or calling Fortis Investors, Inc. ("Investors"), P.O. Box 64284, St. Paul, Minnesota 55164. Telephone: (651) 738-4000. Toll Free:
(800) 800-2000.

                                TABLE OF CONTENTS



                                                                         PAGE

Fund History                                                              1

Description of the Funds                                                  1

Investment Strategies and Risk Considerations                             1

Investment Restrictions                                                  27

Management of the Funds                                                  32

Principal Holders of Securities                                          37

Investment Advisory and Other Services                                   38

Brokerage Allocation and Other Practices                                 41

Capital Stock                                                            45

Pricing of Shares                                                        46

Purchase of Shares                                                       50

Redemption of Shares                                                     53

Taxation                                                                 54

Underwriter and Distribution of Shares                                   56

Performance Information                                                  57

Financial Statements                                                     61

Other Service Providers                                                  61

Limitation of Director Liability                                         61

Additional Information                                                   62

Appendix A
        Description of Futures, Options and Forward Contracts            63

Appendix B
        Corporate Bond and Commercial Paper Ratings                      67


                                  FUND HISTORY

     Asset Allocation Portfolio and Capital Appreciation Portfolio are portfolios of Fortis Advantage Portfolios, Inc. ("Fortis Advantage") which was incorporated in Minnesota in 1987. Asset Allocation Portfolio and Capital Appreciation Portfolio commenced operations on January 4, 1988. Value Fund, Growth & Income Fund and Capital Fund are the three portfolios of Fortis Equity Portfolios, Inc. ("Fortis Equity") which was incorporated in Minnesota in 1949. Value Fund and Growth & Income Fund commenced operations on January 2, 1996 and Capital Fund commenced operations on June 8, 1949. Fortis Growth Fund, Inc. ("Fortis Growth") was incorporated in Minnesota in 1958 and its single portfolio commenced operations on March 31, 1963.

                            DESCRIPTION OF THE FUNDS

        Fortis Advantage, Fortis Equity and Fortis Growth are registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act") as open-end management investment companies. Fortis Advantage currently has three investment portfolios (only two of which are offered through the prospectus) and Fortis Equity has three investment portfolios; Growth Fund has a single portfolio. As a fundamental policy, each Fund operates as an open-end, diversified investment company as defined under the 1940 Act. Open-end means that it generally must redeem an investor's shares upon request. In order to be diversified, each Fund must meet the following requirements:

        At least 75% of the value of the Fund's total assets will be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

        Fortis Advantage, Fortis Equity and Fortis Growth may establish other portfolios, each corresponding to a distinct investment portfolio and a distinct series of their common stock.

        Fortis Advisers, Inc. ("Advisers") acts as each Fund's investment adviser.

                      INVESTMENT STRATEGIES AND RISK CONSIDERATIONS

        This section of the Statement of Additional Information contains more information on the types of securities in which the Funds may invest and the investment strategies that the Funds may use, including securities and strategies not discussed in the Prospectus. Unless, otherwise noted, investment strategies used by the Funds may be changed without the approval of shareholders.

COMMON AND PREFERRED STOCKS

        Each Fund principally invests in common and preferred stocks. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

CONVERTIBLE SECURITIES

        Each Fund may invest in debt or preferred stock convertible into or exchangeable for common stock. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features.

MEDIAN MARKET CAPITALIZATION

        As discussed in the prospectus, each Fund, except Asset Allocation Portfolio, intends to maintain its median market capitalization within a certain range or above or below a specified amount. There is no assurance that the Funds' median market capitalizations will always remain within the designated ranges (or above or below the specified amount) in light of constantly fluctuating market conditions and the performance of the stocks held in the Funds' portfolios.

        Market capitalization is a measure of a company's relative size and is calculated by multiplying the number of outstanding shares of a company by the market price of those shares. Half of a portfolio's assets are invested in securities of companies with market capitalizations larger than the median market capitalization of the portfolio, and half are invested in the securities of companies with market capitalizations smaller than the median. For example, in a portfolio of nine securities with market capitalizations of $1 billion, $1.5 billion, $2 billion, $3 billion, $5 billion, $8 billion, $8 billion, $8.75 billion and $9 billion, the median market capitalization of this portfolio would be $5 billion because half of the portfolio securities have market capitalizations that are smaller than the median and half have market capitalizations that are larger than the median. Median market capitalization is used as a measure of the average market capitalization of a portfolio and is sometimes used in the mutual fund industry to categorize a fund as "small cap," "mid cap" or "large cap." The Funds consider small cap portfolios to have median market capitalizations of less than $3 billion, mid cap portfolios to have median market capitalizations of $3 billion to $8 billion and large cap portfolios to have median market capitalizations of more than $8 billion.

WARRANTS OR RIGHTS

        Warrants or rights may be acquired by each Fund in connection with other securities or separately. A warrant is essentially a long-term (in excess of one year) option that conveys to the holder the privilege of buying a stated number of shares of common stock at a specified price any time during the life of the warrant (generally two or more years). It is typically attached to a bond or preferred stock issue, with the intent to lower the cost of capital for the issuing firm or make an issue more attractive to investors.

SHORT-TERM MONEY MARKET INSTRUMENTS

        Each Fund may invest funds awaiting investment or held as reserves, or for temporary defensive purposes, in commercial paper, obligations of banks or the U.S. Government and other high quality, short-term debt instruments. Short-term money-market instruments in which each Fund may invest include (i) short-term U.S. Government securities and short-term obligations of foreign sovereign governments and their agencies and instrumentalities, (ii) interest bearing savings deposits on, and certificates of deposit and bankers' acceptances of, U.S. and foreign banks, (iii) commercial paper of U.S. or foreign issuers rated A-1 or higher by S&P or Prime-1 by Moody's or comparably rated by another nationally recognized rating agency, or, if not rated, determined by Advisers to be of comparable quality and (iv) repurchase agreements relating to the foregoing.

BANK OBLIGATIONS

        The bank obligations in which Asset Allocation Portfolio may invest are:
(i) obligations (including certificates of deposit and bankers acceptances) of U.S. banks, savings and loan associations, and savings banks, which institutions have total assets (as of the date of their most recent annual financial statements at the time of investment) of not less than $1 billion; (ii) U.S. dollar denominated obligations of Canadian chartered banks, London branches of U.S. banks, and U.S. branches or agencies of foreign banks which meet the asset size referred to in (i) above; and (iii) obligations of the institutions referred to in (i) above which have total assets of less than $1 billion, provided that the amount of the obligations purchased does not exceed $100,000 for any one such institution, and the payment of the principal is insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation.

CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES

        Each Fund may invest in certificates of deposits. Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

LETTERS OF CREDIT

        Commercial paper and other short-term obligations may be backed by irrevocable letters of credit issued by banks that assume the obligation for payment of principal and interest in the event of default by an issuer. Only banks, the securities of which, in the opinion of Advisers, are of investment quality comparable to other permitted investments of such Fund, may be used for letter of credit-backed investments.

COMMERCIAL PAPER

        The Funds may invest without limitation in commercial paper issued by U.S. corporations or affiliated foreign corporations and rated (or guaranteed by a company whose commercial paper is rated) at the date of investment Prime-2 or higher by Moody's or A-2 or higher by S&P, or comparably rated by another nationally recognized rating agency, or, if not rated, issued by a corporation having an outstanding debt issue rated A or better by Moody's or S&P, or comparably rated by another nationally recognized rating agency, and, if issued by an affiliated foreign corporation, such commercial paper (not to exceed in the aggregate 20% of each Fund's net assets) is U.S. dollar denominated and not subject at the time of purchase to foreign tax withholding.

EXTENDIBLE NOTES

        Each Fund may invest in extendible notes. An extendible note is a debt arrangement under which the holder, at its option, may require the issuer, typically a financial or an industrial concern, to repurchase the note for a predetermined fixed price at one or more times prior to the ultimate maturity date of the note. Typically, an extendible note is issued at an interest rate that can be adjusted at fixed times throughout its term. At the same time as the interest rate is adjusted by the issuer, the holder of the note is typically given the option to "put" the note back to the issuer at a predetermined price, e.g., at 100% of the outstanding principal amount plus unpaid accrued interest, if the extended interest rate is undesirable to the holder. This option to put the note back to the issuer, i.e., to require the issuer to repurchase the note, provides the holder with an optional maturity date that is shorter than the actual maturity date of the note.

        Extendible notes are typically issued with maturity dates in excess of 397 days from the date of issuance. If such extendible notes provide for an optional maturity date of 397 days or less, however, then such notes are deemed by the Funds to have been issued for the shorter optional maturity date. Investment in extendible notes is not expected to have a material impact on the effective portfolio maturities of the Funds.

        An investment in an extendible note is liquid, and the note may be resold to another investor prior to its optional maturity date at its market value. The market value of an extendible note with a given optional maturity date is determined and fluctuates in a similar manner to the market value of a fixed maturity note with a maturity equivalent to the optional maturity of the extendible note. Compared to fixed-term notes of the same issuer, however, extendible notes with equivalent optional maturities generally yield higher returns without a material increase in risk to the Fund buying them.

        The creditworthiness of the issuers of the extendible notes is monitored and rated by Moody's and by S&P, and investments by the Funds in such extendible notes are restricted to notes with the same investment ratings as are acceptable to the Funds with respect to other forms of investment. The creditworthiness of such issuers is also monitored by Advisers.

FLOATING AND VARIABLE RATE INSTRUMENTS

        Some of the debt obligations that the Funds may purchase have floating or variable rates of interest. Such obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Each Fund limits its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. Advisers monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. A Fund's right to obtain payment at par on a demand instrument can be affected by events occurring between the date such Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument to make payment when due, except when such demand instruments permit same-day settlement. To facilitate settlement, these same-day demand instruments may be held in book entry form at a bank other than the Fund's custodian, subject to a sub-custodian agreement approved by the Fund between the bank and the Fund's custodian.

        The floating and variable rate obligations that the Funds may purchase include certificates of participation in obligations purchased from banks. A certificate of participation gives the Fund an undivided interest in the underlying obligations in the proportion that such Fund's interest bears to the total principal amount of such obligations. Certain of such certificates of participation may carry a demand feature that would permit the holder to tender them back to the issuer prior to maturity. To the extent that floating and variable rate instruments without demand features are not readily marketable, they will be subject to the investment restrictions pertaining to investments in illiquid securities.

VARIABLE AMOUNT MASTER DEMAND NOTES

        Each Fund may invest in variable amount master demand notes. Variable amount master demand notes are short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. They allow the investment of fluctuating amounts by a Fund at varying market rates of interest pursuant to arrangements between the Fund and a financial institution that has lent money to a borrower. Variable amount master demand notes permit a series of short-term borrowings under a single note. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. Such notes provide that the interest rate on the amount outstanding varies on a daily basis depending upon a stated short-term interest rate barometer. Advisers will monitor the creditworthiness of the borrower throughout the term of the variable master demand note. It is not generally contemplated that such instruments will be traded and there is no secondary market for the notes. Typically, agreements relating to such notes provide that the lender shall not sell or otherwise transfer the note without the borrower's consent. Thus, variable amount master demand notes may under certain circumstances be deemed illiquid assets. However, such notes will not be considered illiquid where the Fund has a same day withdrawal option, i.e., where it has the unconditional right to demand and receive payment in full of the principal amount then outstanding together with interest to the date of payment.

U.S. GOVERNMENT SECURITIES

        Each Fund may invest in a variety of securities issued or guaranteed by the U.S. Government, which differ in their interest rates, maturities and dates of issuance. These securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies or instrumentalities. U.S. Treasury obligations include U.S. Treasury bills (initial maturities of one year or less), U.S. Treasury notes (initial maturities of one to 10 years), and U.S. Treasury bonds (generally having initial maturities of greater than 10 years), all of which are backed by the full faith and credit of the United States. In addition to U.S. Treasury obligations, the Funds may invest in the following securities issued or guaranteed by U.S. government agencies or instrumentalities: (1) obligations backed by the full faith and credit of the U.S. Treasury, such as direct pass-through certificates of the Government National Mortgage Association; (2) obligations supported by the right of the issuer to borrow from the Treasury, such as securities issued by the Federal Financing Bank or the United States Postal Service; and (3) obligations backed by the credit of the issuer itself, such as securities of the Student Loan Marketing Association, Federal Home Loan Bank or Federal National Mortgage Association. U.S. government securities are backed by the full faith and credit of the U.S. government or guaranteed by the issuing agency or instrumentality and, therefore, there is generally considered to be little or no risk as to the issuer's capacity to pay interest and repay principal. Nevertheless, due to fluctuations in interest rates there is no guarantee as to the market value of U.S. government securities.

         U.S. Treasury Inflation-Protection Securities. U.S. government securities in which the Funds may invest include U.S. Treasury inflation-protection securities. Inflation-protection securities are a type of marketable book-entry security issued by the United States Department of Treasury ("Treasury") with a nominal return linked to the inflation rate in prices. Inflation-protection securities are auctioned and issued on a quarterly basis on the 15th of January, April, July and October. They are currently issued as 10-year notes (other maturities may be added in the future). The index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers ("CPI-U").

        The value of the principal is adjusted for inflation, and every six months the security pays interest, which is an amount equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

        The principal of the inflation-protection security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date to the reference CPI applicable to the original issue date. Semiannual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

        Inflation-adjusted principal or the original par amount, whichever is larger, will be paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount will be paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

        The reference CPI for the first day of any calendar month is the CPI-U for the third preceding calendar month. (For example, the reference CPI for December 1 is the CPI-U reported for September of the same year, which is released in October.) The reference CPI for any other day of the month is calculated by a linear interpolation between the reference CPI applicable to the first day of the month and the reference CPI applicable to the first day of the following month.

        Any revisions the Bureau of Labor Statistics (or successor agency) makes to any CPI-U number that has been previously released will not be used in calculations of the value of outstanding inflation-protection securities. In the case that the CPI-U for a particular month is not reported by the last day of the following month, the Treasury will announce an index number based on the last year-over-year CPI-U inflation rate available. Any calculations of the Treasury's payment obligations on the inflation-protection security that need that month's CPI-U number will be based on the index number that the Treasury has announced. If the CPI-U is rebased to a different year, the Treasury will continue to use the CPI-U series based on the base reference period in effect when the security was first issued as long as that series continues to be published. If the CPI-U is discontinued during the period the inflation-protection security is outstanding, the Treasury will, in consultation with the Bureau of Labor Statistics (or successor agency), determine an appropriate substitute index and methodology for linking the discontinued series with the new price index series. Determinations of the Secretary of the Treasury in this regard are final.

        Inflation-protection securities will be held and transferred in either of two book-entry systems: the commercial book-entry system (TRADES) and TREASURY DIRECT. The securities will be maintained and transferred at their original par amount, i.e., not at their inflation-adjusted value. STRIPS components will be maintained and transferred in TRADES at their value based on the original par amount of the fully constituted security.

MUNICIPAL SECURITIES

        Each Fund may invest not more than 20% of its total assets in municipal securities, such as municipal bonds and other debt obligations, when such securities appear to offer more attractive returns than taxable securities. These municipal bonds and debt obligations are issued by the states and by their local special-purpose political subdivisions. The term "municipal bonds" includes short-term municipal notes and other commercial paper issued by the states and their political subdivisions. The two general classifications of municipal bonds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the governmental issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds ordinarily are not backed by the faith, credit or general taxing power of the issuing governmental entity. The principal and interest on revenue bonds for private facilities are typically paid out of rents or other specified payments made to the issuing governmental entity by a private company that uses or operates the facilities.

MORTGAGE-RELATED SECURITIES

        Asset Allocation Portfolio and Growth & Income Fund may invest in certain types of mortgage-related securities. Each other Fund, although having no current intention of doing so, may also invest in mortgage-related securities. Mortgage-related securities are securities that, directly or indirectly, represent a participation in (or are secured by and payable from) mortgage loans on real property. Mortgage-related securities may represent the right to receive both principal and interest payments on underlying mortgages or may represent the right to receive varying proportions of such payments. One type of mortgage-related security includes certificates that represent pools of mortgage loans assembled for sale to investors by various governmental and private organizations. Another type of mortgage-related security includes debt securities that are secured, directly or indirectly, by mortgages on commercial or residential real estate. The Funds may also invest to a limited extent in collateralized mortgage obligations.

        Mortgage-related securities provide a monthly payment, which consists of both an interest and a principal payment, which is in effect a "pass-through" of the monthly payment made by each individual borrower on his or her residential mortgage loan, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing, or foreclosure, net of fees or costs that may be incurred. Some certificates (such as those issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment.

        A major governmental guarantor of pass-through certificates is the Government National Mortgage Association ("GNMA"). GNMA guarantees, with the full faith and credit of the U.S. government, the timely payments of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. Other governmental guarantors (but not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers.

        (i) GNMA Certificates. Certificates of the GNMA ("GNMA Certificates") evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly as payments of principal, including prepayments, on the mortgages in the underlying pool are passed through to holders of the GNMA Certificates representing interests in the pool, rather than returned in a lump sum at maturity.

        (ii) GNMA Guarantee. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home Administration ("FmHA"), or guaranteed by the Veterans Administration ("VA"). GNMA is also empowered to borrow without limitation from the U.S. Treasury, if necessary, to make any payments required under its guarantee.

        (iii) Life of GNMA Certificates. The average life of a GNMA Certificate is likely to be substantially less than the stated maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of the principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk of loss of the principal balance of a Certificate, because of the GNMA guarantee, but foreclosure may impact the yield to shareholders because of the need to reinvest proceeds of the foreclosure.

                As prepayment rates of individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of single family dwelling mortgages with 25- to 30-year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. Prepayments are likely to increase in periods of falling interest rates. It is customary to treat GNMA Certificates as 30-year mortgage-backed securities that prepay fully in the twelfth year.

         (iv) Yield Characteristics of GNMA Certificates. The coupon rate of interest of GNMA certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the certificates, by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield that will be earned on GNMA Certificates. First, GNMA Certificates may be issued at a premium or discount, rather than at par, and, after issuance, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if interest rates decline, prepayments may occur faster than had been originally projected and the yield to maturity and the investment income of the applicable Fund would be reduced.

         (v) FHLMC Securities. "FHLMC" is a federally chartered corporation created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970. Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities, mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made or owed on the underlying pool. The FHLMC guarantees timely payment of interest on PCs and the ultimate payment of principal. Like GNMA Certificates, PCs are assumed to be prepaid fully in their twelfth year. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years.

        (vi) FNMA Securities. "FNMA" is a federally chartered and privately owned corporation which was established in 1938 to create a secondary market in mortgages insured by the FHA. It was originally established as a government agency and was transformed into a private corporation in 1968.

                FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made or owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA certificates and the full return of principal. Like GNMA Certificates, FNMA Certificates are assumed to be prepaid fully in their twelfth year.

        Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the pass-through certificates. Pools created by such non-governmental issuers generally offer a higher rate of interest than governmental pools because there are no direct or indirect governmental guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance. The insurance and guarantees are issued by government entities, private insurers, and the mortgage poolers.

        Advisers expects that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. As new types of pass-through securities are developed and offered to investors, Advisers may, consistent with each Fund's investment objectives, policies, and restrictions, consider making investments in such new types of securities.

        Other types of mortgage-related securities include debt securities that are secured, directly or indirectly, by mortgages on commercial real estate or residential rental properties, or by first liens on residential manufactured homes (as defined in section 603(6) of the National Manufactured Housing Construction and Safety Standards Act of 1974), whether such manufactured homes are considered real or personal property under the laws of the states in which they are located.

        Securities in this investment category include, among others, standard mortgage-backed bonds and newer collateralized mortgage obligations (CMO's). Mortgage-backed bonds are secured by pools of mortgages, but, unlike pass-through securities, payments to bondholders are not determined by payments on the mortgages. The bonds consist of a single class, with interest payable periodically and principal payable on the stated date of maturity.

        Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. On the other hand, if interest rates increase, the value of mortgage-related securities generally will decrease, borrowers will be less likely to refinance, and the rate of prepayments will decline. In addition, the value of such securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation, prevailing economic conditions or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

CMOS AND MULTI-CLASS PASS-THROUGH SECURITIES

        CMOs have characteristics of both pass-through securities and mortgage-backed bonds. CMOs are secured by pools of mortgages, typically in the form of "guaranteed" pass-through certificates such as GNMA, FNMA, or FHLMC securities. The payments on the collateral securities determine the payments to the bondholders, but there is not a direct "pass-through" of payments. CMOs are structured into multiple classes, each bearing a different date of maturity. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longest maturity classes receive principal only after the shorter maturity classes have been retired. Multi-class pass-through securities, CMOs, and classes thereof (including those discussed below) are examples of the types of financial instruments commonly referred to as "derivatives."

        In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specified coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO on a monthly, quarterly or semi-annual basis. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. In a common structure, payments of principal, including any principal prepayments, on the underlying mortgages are applied according to scheduled cash flow priorities to classes of the series of a CMO.

        There are many classes of CMOs. There are "IOs", which entitle the holder to receive distributions consisting solely or primarily of all or a portion of the interest in an underlying pool of mortgage loans or mortgage-backed securities, ("Mortgage Assets"). There are also "POs", which entitle the holder to receive distributions consisting solely or primarily of all or a portion of the principal of the underlying pool of Mortgage Assets. In addition, there are "inverse floaters", which have a coupon rate that moves in the reverse direction to an applicable index, and accrual (or "Z") bonds, which are described below.

        As to IOs, POs, inverse floaters, and Z bonds, not more than 7.5% of Asset Allocation Portfolio's or Growth & Income Fund's net assets will be invested in any one of these items at any one time, and no more than 15% of the net assets of either Fund will be invested in all such obligations at any one time. The other Funds have no current intention to invest in such securities.

        Inverse floating CMOs are typically more volatile than fixed or adjustable rate tranches of CMOs. Investments in inverse floating CMOs would be purchased by a Fund to attempt to protect against a reduction in the income earned on the Fund's investments due to a decline in interest rates. The Fund would be adversely affected by the purchase of such CMOs in the event of an increase in interest rates since the coupon rate thereon will decrease as interest rates increase, and, like other mortgage-backed securities, the value will decrease as interest rates increase.

        The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying pool of mortgage loans or mortgage-backed securities ("Mortgage Assets"). For example, a rapid or slow rate of principal payments may have a material adverse effect on the yield to maturity of IOs or POs, respectively. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the holder of an IO may incur substantial losses, even if the IO class is rated AAA. Conversely, if the underlying Mortgage Assets experience slower than anticipated prepayments of principal, the yield and market value for the holder of a PO will be affected more severely than would be the case with a traditional Mortgage-Backed Security. However, if interest rates were expected to rise, the value of an IO might increase and may partially offset other bond value declines, and if rates were expected to fall, the inclusion of POs could balance lower reinvestment rates.

        A Z bond holder is not entitled to receive cash payments until one or more other classes of the CMO have been paid in full from payments on the mortgage loans underlying the CMO. During the period in which cash payments are not being made on the Z tranche, interest accrues on the Z tranche at a stated rate, and this accrued interest is added to the amount of principal which is due to the holder of the Z tranche. After the other classes have been paid in full, cash payments are made on the Z tranche until its principal (including previously accrued interest which was added to principal, as described above) and accrued interest at the stated rate have been paid in full. Generally, the date upon which cash payments begin to be made on a Z tranche depends on the rate at which the mortgage loans underlying the CMO are prepaid, with a faster prepayment rate resulting in an earlier commencement of cash payments on the Z tranche. Like a zero coupon bond, during its accrual period, the Z tranche of a CMO has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining market interest rates. At the same time, however, the market value of a Z tranche can be expected to fluctuate more widely with changes in market interest rates than would the market value of a tranche that pays interest currently. Changes in market interest rates also can be expected to influence prepayment rates on the mortgage loans underlying the CMO of which a Z tranche is a part. As noted above, such changes in prepayment rates will affect the date at which cash payments begin to be made on a Z tranche, and therefore will also influence its market value.

REAL ESTATE OR REAL ESTATE INVESTMENT TRUSTS

        Each Fund is authorized to invest in real estate investment trusts ("REITs"), real estate development and real estate operating companies and other real estate related businesses. The Funds presently intend that any REIT investments will be primarily in equity REITs, which are trusts that sell shares to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on particular projects, such as apartment complexes or shopping centers, or geographic regions, such as the Southeastern United States, or both. Debt REITs invest in obligations secured by mortgages on real property or interests in real property.

        The Funds' investments in real estate securities may be subject to certain of the same risks associated with the direct ownership of real estate. These risks include: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income. In addition, REITs may not be diversified. REITs are subject to the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act. Also, REITs may be dependent upon management skill and may be subject to the risks of obtaining adequate financing for projects on favorable terms.

ACCRUAL BONDS

        The Funds may invest in certain types of accrual bonds, including zero coupon obligations, payment-in-kind debentures and deferred payment securities. The holder of an accrual bond does not receive cash interest during the accrual period of the bond.

         ZERO COUPON OBLIGATIONS. The Funds may invest in zero coupon obligations of government and corporate issuers, including rights to "stripped" coupon and principal payments. Certain obligations are "stripped" of their coupons, and the rights to receive each coupon payment and the principal payment are sold as separate securities. Once separated, each coupon as well as the principal amount represents a different single-payment claim due from the issuer of the security. Each single-payment claim (coupon or principal) is equivalent to a zero coupon bond. A zero coupon security pays no interest to its holder during its life, and its value consists of the difference between its face value at maturity (the coupon or principal amount), if held to maturity, or its market price on the date of sale, if sold prior to maturity, and its acquisition price (the discounted "present value" of the payment to be received).

         Certain zero coupon obligations represent direct obligations of the issuer of the "stripped" coupon and principal payments. Other zero coupon obligations are securities issued by financial institutions which constitute a proportionate ownership of an underlying pool of stripped coupon or principal payments. The Funds may invest in either type of zero coupon obligation. The Funds' investment policies and restrictions applicable to corporate and government securities shall apply equally to the Funds' investments in zero coupon securities (including, for example, minimum corporate bond ratings).

         PAYMENT-IN-KIND DEBENTURES. A payment-in-kind debenture ("PIK") pays interest in securities rather than cash. Typically, during a specified term prior to the debenture's maturity, the issuer of a PIK may provide for the option or the obligation to make interest payments in debentures, common stock or other instruments (i.e., "in kind" rather than in cash). The type of instrument in which interest may or will be paid would be known by the Funds at the time of the investment. A Fund's investment restrictions regarding corporate bond quality are applicable to investments in PIKs by such Fund as well as to the securities which may constitute interest payments on PIKs. While PIKs generate income for generally accepted accounting standards purposes, they do not generate cash flow and thus could cause a Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Internal Revenue Code.

         DEFERRED PAYMENT SECURITIES. With deferred payment securities interest payments accrue on the security for a predetermined period of time. At the end of the period, the accumulated cash interest is paid to the holder of the security. Deferred payment securities are, similar to zero coupon bonds, issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance.

ASSET-BACKED SECURITIES

        Asset Allocation Portfolio and Growth & Income Fund may invest in asset-backed securities, which have similar characteristics to mortgage-backed securities. Each other Fund, although having no current intention of doing so, may also invest in asset-backed securities. Asset-backed securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card receivables, home equity loans and automobile receivables, representing the obligations of a number of different parties. The credit quality of most asset-backed securities depends on a number of factors, including the credit quality of the assets underlying such securities, how well the issuer of the security is insulated from the credit risk of the debtor, and the amount and quality of any credit enhancement of the securities. To lessen the effect of failures by debtors on underlying assets to make payments, payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements including letters of credit, reserve funds, over-collateralization, and guarantees by third parties. The Funds will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of the level anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

        Asset-backed securities generally are issued by a private special-purpose entity. Asset-backed securities and their underlying receivables generally are not issued or guaranteed by any governmental entity.

        Asset-backed securities are subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-backed securities discussed above. On the other hand, asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide the Fund with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities. Additionally, the market for privately issued asset-backed securities is smaller and less liquid than the market for government sponsored mortgage-backed securities. Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.

TRANSACTIONS IN HIGHYIELD/HIGH RISK SECURITIES

        Asset Allocation Portfolio may invest up to 30% of its total assets in lower rated, high-yielding corporate bonds commonly known as "junk bonds" and in unrated securities of comparable quality as determined by Advisers. The Fund may also invest up to 10% of its total assets in corporate bonds that are rated in one of the four highest rating categories (such as BBB or above), and at the same time are rated below such categories by another nationally recognized agency (or in the alternative, any such bonds may be included with those subject to the 30% limitation on lower rated bonds). The Fund may retain a security whose rating has changed if the security otherwise meets the Fund's criteria. The Fund will not invest in bonds rated below Caa by Moody's or CCC by S&P, or comparably rated by another nationally recognized rating agency. Securities in the Caa/CCC rating categories are considered to be of poor standing and are predominantly speculative. Lower ratings may reflect a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. Additionally, investments in securities rated Caa or CCC involve significant risk exposure to adverse conditions. Such securities may be in default, or there may be present elements of danger with respect to the payment of principal or interest. Participation in high-yielding securities transactions generally involves greater returns in the form of higher average yields. However, participation in such transactions involves greater risks, often related to sensitivity to interest rates, economic changes, solvency, and relative liquidity in the secondary trading market. For a description of ratings assigned by both Moody's and S&P, see the Appendix.

        Yields on high yield securities will fluctuate over time. The prices of high-yielding securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates highly leveraged issuers may experience financial stress which would adversely affect their ability to serve their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a security held by Asset Allocation Portfolio defaulted, the Fund might incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yielding securities and the Fund's assets. Furthermore, in the case of high-yielding securities structured as zero coupon or debentures the interest on which may be paid in other securities rather than cash ("PIKs"), their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash.

        High-yielding securities present risks based on payment expectations. For example, high-yielding securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, Asset Allocation Portfolio would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Conversely, a high-yielding security's value will decrease in a rising interest rate market, as will the value of such Fund's assets. If the Fund experiences unexpected net redemptions, this may force it to sell its high-yielding securities, without regard to their investment merits, thereby decreasing the asset base upon which the Fund's expenses can be spread and possibly reducing the rate of return.

        To the extent that there is no established secondary market, there may be thin trading of high-yielding securities. This may adversely affect the ability of the Fund's Board of Directors to accurately value high-yielding securities and the Fund's assets and the Fund's ability to dispose of the securities. Securities valuation becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yielding securities, especially in a thinly traded market. Illiquid or restricted high-yielding securities purchased by Asset Allocation Portfolio may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

        Certain risks are associated with applying credit ratings as a method of evaluating high-yielding securities. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high-yielding securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, Advisers continuously monitors the issuers of high-yielding securities held by Asset Allocation Portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the securities' liquidity so the Fund can meet redemption requests. Achieving the Fund's investment objective may be more dependent upon Advisers' own credit analysis than is the case for higher quality bonds. Also, the Fund may retain a portfolio security whose rating has been changed if the security otherwise meets the Fund's investment objective and investment criteria.

BRADY BONDS

        Asset Allocation Portfolio may invest in Brady Bonds. Brady Bonds are fixed income securities that are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas G. Brady when he was the U.S. Secretary of the Treasury. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. However, Brady Bonds should be viewed as speculative in light of the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds.

FOREIGN SECURITIES

        Each Fund may invest up to 20% of total assets (except that Asset Allocation Portfolio may invest up to 25% of total assets) in securities of foreign governments and companies. No more than 15% of Asset Allocation Portfolio's total assets may be invested in foreign securities that are not traded on national foreign securities exchanges or traded in the United States. Foreign securities are those issued outside the United States. A security is generally considered to be issued in a particular country if:
         - the issuer is organized under the laws of, and maintains a principal office in, that country;
         - the security is issued or guaranteed by the government of that country, or by its agencies or instrumentalities;
         -  at least 50% of the issuer's assets are located in that country;
         - the issuer derives 50% or more of its revenues from operations or sales in that country;
         - the principal securities trading market for the security is located in that country; or
         - the issuer is deemed to be of that particular country by a generally-accepted outside resource, such as Bloomberg or Interactive Data.
Domestic branches of foreign banks and foreign branches of domestic banks are deemed by Advisers to be domestic, not foreign, companies. For purposes of a Fund's policy to invest a certain percentage of its assets in foreign securities, investment in ADRs and GDRs are considered to be investments in the underlying securities.

         Investing in foreign securities may result in greater risk than that incurred by investing in domestic securities. The obligations of foreign issuers may be affected by political or economic instabilities. Financial information published by foreign companies may be less reliable or complete than information disclosed by domestic companies pursuant to U.S. Government securities laws, and may not have been prepared in accordance with generally accepted accounting principles. Fluctuations in exchange rates may affect the value of foreign securities not denominated in United States currency.

         Investing in foreign companies involves certain considerations, including those discussed below, which are not typically associated with investing in U.S. issuers. Since the Funds may invest in securities denominated in currencies other than U.S. dollars, and since they may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, they may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund's assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized in the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by the Funds. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balances of payments and other economic and financial conditions, government intervention, speculation, and other factors.

         Foreign securities held by the Funds may not be registered with, nor the issuers thereof subject to, reporting requirements of the U.S. Securities and Exchange Commission. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally not subject to uniform financial reporting standards, practices, and requirements comparable to those applicable to domestic companies. In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations of the removal of funds or other assets of the Funds, political or social instability, or domestic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of Gross National Product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payment positions.

         Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable domestic companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure to the Funds of market and foreign exchange fluctuations brought about by such delays, and due to the corresponding negative impact on liquidity, the Funds will avoid investing in countries which are known to experience settlement delays which may expose the Funds to unreasonable risk of loss.

        The Funds will calculate their net asset values to complete orders to purchase, exchange, or redeem shares only on a Monday through Friday basis (excluding holidays on which the New York Stock Exchange is closed). A portion of a Fund's investment securities may be listed on foreign stock exchanges that may trade on other days (such as a Saturday). As a result, the Fund's net asset values may be affected by trading on days when a shareholder has no access to the Funds.

EMERGING MARKETS

        The Funds' investments in foreign securities may include securities issued by governments or companies in emerging market countries subject to the restrictions set forth above in "Foreign Securities." Many emerging market countries have experienced substantial or, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. In many cases, emerging market countries are among the world's largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness. In general, emerging markets tend to be in the less economically developed regions of the world, and are countries that have a lower degree of political stability, a high demand for capital investment, a high dependence on export markets for their major industries, a need to develop basic economic infrastructures, and rapid economic growth.

DEPOSITARY RECEIPTS

        Each Fund may hold equity securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") or other securities convertible into securities of eligible European or Far Eastern Issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in the United States securities markets. For purposes of the Funds' investment policies, the Funds' investments in ADRs and GDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

PASSIVE FOREIGN INVESTMENT COMPANIES

        The Funds may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the trust's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the fund held its investment. In addition, the fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.

YANKEE BONDS

        The Funds may invest in Yankee Bonds which are dollar-denominated bonds issued in the United States by foreign banks and corporations. These bonds pay semiannual interest and are registered with the Securities and Exchange Commission.

SECURITIES OF OTHER INVESTMENT COMPANIES

        The Funds may purchase the securities of open-end or closed-end investment companies if the purchase is in compliance with the 1940 Act. If a Fund invests in securities of other investment companies, the return on any such investment will be reduced by the operating expenses, including investment advisory and administrative fees, of such investment companies. (Such Fund indirectly absorbs its pro rata share of the other investment companies' expenses.) However, Advisers believes that at times the return and liquidity features of these securities will be more beneficial than other types of securities.

OPTIONS

    GENERALLY.  Each Fund may:

    -  sell (write) covered call and secured put options; and
    -  purchase call and put options

on securities written by others. The Funds may write and buy options on the same types of securities that the Funds may purchase directly.

        For more information on the limitations that apply to the Funds' investment in options, see "Investment Strategies and Risk
Considerations--Limitations on Investments in Options, Futures Contracts and Forward Contracts."

    USE OF OPTIONS. Put and call options may be used for a variety of purposes:

    - To Hedge. Options can be used to hedge against loss. For example, if a portfolio manager wishes to hedge a security that the manager owns against a decline in price, the manager may purchase a put option on the underlying security, i.e., purchase the right to sell the security to a third party at a stated price. If the underlying security then declines in price, the manager can exercise the put option, thus limiting the amount of the manager's loss resulting from the decline in price. Similarly, if the manager intends to purchase a security at some date in the future, the manager may purchase a call option on the security today in order to hedge against an increase in its price before the intended purchase date. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise or liquidation of the option, and, unless the price of the underlying security changes sufficiently, the option may expire without value to the Fund.

    - To Speculate. Options also can be used for speculative purposes. For example, if a portfolio manager believes that the price of stocks generally is going to rise, the manager may purchase a call option on a stock index, the components of which are unrelated to the stocks the manager holds in a Fund or intends to purchase. If the stock index appreciates sufficiently, the Fund will realize a gain. If the stock index falls, the Fund will lose the premium paid for the option plus related transaction costs.

    - To increase current income. Finally, a portfolio manager may write covered call options or secured put options to increase current income. If the options expire unexercised, the Fund realizes additional current income equal to the difference between the amount of the price (premium) received for selling the option and the related transaction costs.

    WRITING CALL OPTIONS. When a Fund sells (writes) a call option, it gives a third party the right to purchase a security from the Fund at the exercise price for a stated period or on a stated date. A call option written by a Fund is "covered" if the Fund:

    - owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held in its portfolio; or
    - holds a call on the same security having the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained and segregated by the Fund in cash and other liquid assets.

By writing covered call options, a Fund might lose the potential for gain on the underlying security if the option is exercised. However, Advisers believes that this technique is a relatively low-risk way to enhance a Fund's return. The Funds will not write "uncovered" call options.

    WRITING PUT OPTIONS. When a Fund sells (writes) a put option, it gives a third party the right to sell a security to the Fund at the exercise price for a stated period or on a stated date. A put option written by a Fund is "secured" if the Fund:

    - segregates cash or other liquid assets with a value equal to the exercise price of the put; or
    - holds a put on the same security having the same principal amount as the put written and the exercise price of the put held is (a) equal to or greater than the exercise price of the put written or (b) less than the exercise price of the put written if the difference is maintained and segregated by the Fund in cash and other liquid assets.

By writing a put option, a Fund might become obligated to purchase the underlying security for more than its current market price upon exercise of the option. The Funds will not write "unsecured" put options.

        BUYING CALL OPTIONS. As a holder of a call option, a Fund has the option to buy the underlying security from the option writer at the exercise price at any time during the option period or on a stated date. If a Fund buys a call option, any loss will be limited to the premium paid for the call option and related transaction costs. A Fund may exercise the call option, permit it to expire, or sell it. By selling the call option, the Fund eliminates its position.

        A Fund may buy call options on securities that it intends to purchase to limit the risk of a substantial increase in the market price of the security. A Fund may also buy call options on securities held in its portfolio and on which it has written call options. Prior to its expiration, a call option may be sold which eliminates the Fund's position. Profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

         BUYING PUT OPTIONS. As the holder of a put option, a Fund has the option to sell the underlying security at the exercise price at any time during the option period or on a stated date. If a Fund buys a put option, any loss will be limited to the premium paid for the put option and related transaction costs. A

Fund may exercise the put option, permit it to expire, or sell it. By selling the put option, the Fund eliminates its position.

        A Fund may buy a put option on an underlying security owned by the Fund (a "protective put") as a hedging technique to protect against an anticipated decline in the value of the security. This hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price, regardless of any decline in the underlying security's market price. For example, a put option may be purchased in order to protect unrealized appreciation of a security when the manager deems it desirable to continue to hold the security due to tax considerations. The premium paid for the put option and related transaction costs would reduce any gain realized when the underlying security is eventually sold.

        A Fund may also buy put options at a time when the Fund does not own the underlying security. By buying put options on a security it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Fund will lose some or all of the premium it paid to purchase the put option. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs.

    OPTIONS ON FINANCIAL INDICES.  Each Fund may:

    - sell (write) covered call options and secured put options on financial indices; and
    -   purchase call and put options on financial indices.

    In contrast to an option on a security, an option on a financial index provides the holder with the option to receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of the cash settlement is generally equal to:

- the difference between the closing price of the index and the exercise price of the option, multiplied by
-   a fixed "index multiplier".

    Thus, unlike an option on a particular security, all settlements are in cash, and gain or loss depends on price movements in the financial market generally (or in a particular industry or segment of the market) rather than price movements in an individual security.

    Covered Call Options on Financial Indices. A call option written on a financial index is "covered" if the Fund:

    - holds a diversified portfolio of securities similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities that underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index; or
    - holds a call on the same index and in the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the difference is maintained and segregated by the Fund in cash and other liquid assets.

    The Funds will not write "uncovered" call options on financial indices.

    Secured Put Options on Financial Indices. A Fund may also "secure" put options on financial indices by:

    - holding a put on the same index and in the same principal amount as the put written where the exercise price of the put held is (a) equal to or greater than the exercise price of the put written or (b) less than the exercise price of the put written if the difference is maintained and segregated by the Fund in cash and other liquid assets; or
    - segregating cash or other liquid assets in an amount equal to the exercise price of the option.

        The Funds will not write "unsecured" put options on market indices.

        Additional information about options is contained in Appendix A.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

        FUTURES CONTRACTS. Each Fund may enter into stock index futures contracts for hedging purposes. Each Fund, except Capital Appreciation Portfolio, may enter into interest rate futures contracts for hedging purposes. Each Fund may also enter into foreign currency futures contracts. Interest rate futures contracts, stock index futures contracts and foreign currency futures contracts are collectively referred to as "Futures Contracts."

        Purchases or sales of stock index futures contracts are used to attempt to protect a Fund's current or intended stock investments from broad fluctuations in stock prices, and interest rate and foreign currency futures contracts are purchased or sold to attempt to hedge against the effects of interest or exchange rate changes on a Fund's current or intended investments in fixed income or foreign securities. In the event that an anticipated decrease in the value of portfolio securities occurs as a result of a general stock market decline, a general increase in interest rates, or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, the adverse effects of such changes may be offset, in whole or in part, by gains on the sale of Futures Contracts. Conversely, the increased cost of portfolio securities to be acquired, caused by a general rise in the stock market, a general decline in interest rates, or a rise in the dollar value of foreign currencies, may be offset, in whole or in part, by gains on Futures Contracts purchased by a Fund. A Fund will incur brokerage fees when it purchases and sells Futures Contracts, and it will be required to make and maintain margin deposits.

        OPTIONS ON FUTURES CONTRACTS. Each Fund, except Capital Appreciation Portfolio, may purchase and write options on interest rate futures contracts for hedging purposes. Each Fund may purchase and write options on stock index futures contracts and may purchase and write options on foreign currency futures contracts for hedging purposes. Options on interest rate futures contracts, options on stock index futures contracts, and options on foreign currency futures contracts are collectively referred to as "Options on Futures Contracts."

        Put and call options on Futures Contracts may be traded by the Funds in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired. Purchases of Options on Futures Contracts may present less risk in hedging the portfolios of the Funds than the purchase or sale of the underlying Futures Contracts since the potential loss is limited to the amount of the premium plus related transaction costs. The writing of such options, however, does not present less risk than the trading of futures contracts and will constitute only a partial hedge, up to the amount of the premium received, and, if an option is exercised, a Fund may suffer a loss on the transaction.

FOREIGN CURRENCY FORWARD EXCHANGE CONTRACTS

         Each Fund may purchase or sell foreign currency forward exchange contracts ("forward contracts") to attempt to minimize the risk from adverse changes in the relationship between the various currencies in which each Fund invests. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date. The contract is individually negotiated and privately traded by currency traders and their customers. Each Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the price of the security ("transaction hedge") in a particular currency. Additionally, when a Fund believes that a foreign currency (for example, the British pound) may suffer a decline against any other currency or currencies in the Fund (for example, the U.S. dollar), it may enter into a forward sale contract to sell an amount of the foreign currency expected to decline (the British pound) that approximates the value of some or all of the Fund's investment securities denominated in such foreign currency (the British pound) (a "position hedge"). In such cases, a Fund also may enter into a forward sale contract to sell a foreign currency for a fixed amount in another currency (other than the U.S. dollar) where the Fund believes that the value of the currency to be sold pursuant to the forward sale contract will fall whenever there is a decline in the value of the currency (other than the U.S. dollar) in which certain portfolio securities of the Fund are denominated (a "cross-hedge").

         Under certain conditions, Securities and Exchange Commission (the "Commission") guidelines require investment companies to set aside cash or any security that is not considered illiquid in a segregated account to cover forward contracts. As required by Commission guidelines, any Fund that has the ability to enter into a forward contract for an essentially speculative purpose will, upon entering into such a transaction, segregate assets to cover such forward contracts. At the present time, no Fund may enter into speculative forward contracts. A speculative forward contract is one which, unlike the hedging situations defined above, does not have an underlying position in a security or securities. The Funds will not segregate assets to cover forward contracts entered into for hedging purposes.

         Although forward contracts will be used primarily to protect the Funds from adverse currency movements, they also involve the risk that anticipated currency movements would not be accurately predicted.

         OPTIONS ON FOREIGN CURRENCIES. Each Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As in the case of other types of options, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by a Fund are traded on U.S. and foreign exchanges or over-the-counter.

LIMITATIONS ON INVESTMENTS IN OPTIONS, FUTURES CONTRACTS AND FORWARD CONTRACTS

         The Funds will not enter into any options, futures or forward contract transactions if immediately thereafter the amount of premiums paid for all options, initial margin deposits on all futures contracts and/or options on futures contracts, and collateral deposited with respect to forward contracts held by or entered into by a Fund would exceed 5% of the value of such Fund's total assets. In addition, for each Fund, the aggregate value of a Fund's assets covering, subject to, or committed to all options, futures, and forward contracts will not exceed 20% of the value of the total assets of the Fund. These two restrictions do not apply to securities purchased on a when-issued, delayed delivery, or forward commitment basis as described under "Delayed Delivery Transactions." However, each such Fund intends to limit its investment in futures during the coming year so that the aggregate value of the Fund's assets subject to futures contracts will not exceed 5% of the value of its net assets.

         To the extent that any Fund enters into futures contracts and options on futures contracts that are not for bona fide hedging purposes (as defined by the Commodity Futures Trading Commission), the aggregate initial margin and premiums on these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Fund's net assets.

RISKS OF TRANSACTIONS IN OPTIONS, FUTURES CONTRACTS AND FORWARD CONTRACTS

         The use of options, futures contracts and forward contracts involves certain risks. For example, a lack of correlation between the index or instrument underlying an option or futures contract and the assets being hedged or unexpected adverse price movements, could render a Fund's hedging strategy unsuccessful and could result in losses. A Fund also may enter into transactions in options on securities and indexes of securities for other than hedging purposes, which involves greater risk. There can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and a Fund may be required to maintain a position until exercise or expiration, which could result in losses. Other risks include dependence on Advisers' ability to predict movements in the prices of individual securities, fluctuations in the general securities markets, and movements in interest rates; imperfect correlation between movements in the price of options, futures contracts, or options thereon and movements in the price of the security hedged or used for cover; the fact that skills and techniques needed to trade options, futures contracts and options thereon are different from those needed to select the securities in which the Fund invests; lack of assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon at any particular time; and the possible need to defer closing out certain options, futures contracts, and options thereon in order to continue to qualify for the beneficial tax treatment afforded regulated investment companies.

         Transactions in options, futures contracts, options on futures contracts, and currency contracts may be entered into on United States exchanges regulated by the SEC or the Commodity Futures Trading Commission ("CFTC"), as well as in the over-the-counter market and on foreign exchanges. In addition, the securities underlying options and futures contracts may include domestic as well as foreign securities. Investors should recognize that transactions involving foreign securities or foreign currencies, and transactions entered into in foreign countries, may involve considerations and risks not typically associated with investing in U.S. markets.

REGULATORY RESTRICTIONS

         To the extent required to comply with Securities and Exchange Commission Release No. 10666, when purchasing a futures contract, writing a put option, or entering into a delayed delivery purchase, the Funds will each maintain in a segregated account cash or any security that is not considered restricted or illiquid equal to the value of such contracts.

         To the extent required to comply with CFTC Regulation 4.5 and thereby avoid "commodity pool operator" status, the Funds will enter into futures contracts options thereon only (a) for "bona fide hedging purposes" (as defined in CFTC regulations) or (b) for other purposes so long as aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of the Fund's portfolio. The Funds will not engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which each Fund holds or intends to purchase. When futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 75% of such intended purchases will be completed. When other futures contracts or options thereon are purchased, the underlying value of such contracts will at all times not exceed the sum of: (1) accrued profit on such contracts held by the broker; (2) cash or high quality money market instruments set aside in an identifiable manner; and (3) cash proceeds from investments due in 30 days.

REPURCHASE AGREEMENTS

         Each Fund may invest in repurchase agreements. A repurchase agreement is a short-term instrument under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities at a mutually agreed upon date, interest rate, and price. Generally, repurchase agreements are of short duration, usually less than a week, but on occasion for longer periods of time. Fund investments in repurchase agreements with a maturity of more than seven days are subject to the Funds' limitations regarding restricted and illiquid securities.

         In investing in repurchase agreements, a Fund's risk is limited to the ability of such bank or securities dealer to pay the agreed upon amount at the maturity of the repurchase agreement. In the opinion of management, such risk is not material; if the other party defaults, the underlying security constitutes collateral for the obligation to pay--although the Fund may incur certain delays in obtaining direct ownership of the collateral, plus costs in liquidating the collateral. In the event a bank or securities dealer defaults on the repurchase agreement, management believes that, barring extraordinary circumstances, the Fund will be entitled to sell the underlying securities or otherwise receive adequate protection (as defined in the federal Bankruptcy Code) for its interest in such securities. To the extent that proceeds from any sale upon a default were less than the repurchase price, however, the Fund could suffer a loss. If the Fund owns underlying securities following a default on the repurchase agreement, the Fund will be subject to risk associated with changes in the market value of such securities. The Fund's custodian will hold the securities underlying any repurchase agreement or such securities may be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the Fund will promptly receive additional collateral (so the total collateral is in an amount at least equal to the repurchase price plus accrued interest).

DELAYED DELIVERY TRANSACTIONS

         Each Fund may purchase securities on a "when issued" or delayed delivery basis and purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. As to each such Fund, no more than 20% of its net assets may be invested in when-issued, delayed delivery or forward commitment transactions, and of such 20%, no more than 10% of net assets may be invested in such transactions without the intention of actually acquiring securities, i.e., dollar rolls. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash, U.S. Government securities or any security that is not considered restricted or illiquid at least equal to the value of the when-issued or forward commitment securities will be established and maintained with the custodian and will be marked to the market daily. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation.

         The use of when-issued transactions and forward commitments enables the Funds to hedge against anticipated changes in interest rates and prices. The Funds may also enter into such transactions to generate incremental income. In some instances, the third-party seller of when-issued or forward commitment securities may determine prior to the settlement date that it will be unable or unwilling to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, a Fund may, in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for the Fund to "roll over" its purchase commitment, the Fund may receive a negotiated fee.

         The purchase of securities on a when-issued, delayed delivery, or forward commitment basis exposes the Funds to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued, delayed delivery, or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. These risks could result in increased volatility of a Fund's net asset value to the extent that the Fund purchases securities on a when-issued, delayed delivery, or forward commitment basis while remaining substantially fully invested. There is also a risk that the securities may not be delivered or that a Fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated asset account.

DOLLAR ROLLS

         In connection with their ability to purchase securities on a when-issued or forward commitment basis, each Fund may enter into "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund gives up the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income and capital appreciation that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of dollar rolls. Each Fund will hold and maintain in a segregated account until the settlement date cash, government securities or liquid high-grade debt securities in an amount equal to the value of the when-issued or forward commitment securities. The benefits derived from the use of dollar rolls may depend, among other things, upon Advisers ability to predict interest rates correctly. There is no assurance that dollar rolls can be successfully employed. In addition, the use of dollar rolls by a Fund while remaining substantially fully invested increases the amount of the Fund's assets that are subject to market risk to an amount that is greater than the Fund's net asset value, which could result in increased volatility of the price of the Fund's shares.

LENDING OF PORTFOLIO SECURITIES

         Consistent with applicable regulatory requirements, each Fund may lend its portfolio securities. Currently, each Fund is doing so. Such loans, which will be made principally to broker-dealers, are callable at any time and are continuously secured by collateral (cash, U.S. government securities, certificates of deposit, or other high-grade, short-term obligations or interest-bearing cash equivalents) equal to no less than the market value, determined daily, of the securities loaned. Such Funds will receive amounts equal to dividends or interest on the securities loaned. These Funds will also earn income for having made the loan. Currently applicable regulatory requirements limit such lending to not more than 33 1/3% of the value of each such Fund's total assets (for each such Fund, total assets include the amount lent as well as the collateral securing such loans). Where voting or consent rights with respect to loaned securities pass to the borrower, management will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the issues involved have a material effect on such Fund's investment in the securities loaned.

         The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by Advisers to be of good standing and will not be made unless, in the judgment of Advisers, the consideration to be earned from such loans would justify the risk.

RESTRICTED AND ILLIQUID SECURITIES

         Each Fund may invest up to 15% of its net assets in illiquid securities. A security is considered illiquid if it cannot be sold in the ordinary course of business within seven days at approximately the price at which it is valued. Illiquid securities may offer a higher yield than securities, which are more readily marketable, but they may not always be marketable on advantageous terms.

         The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. A Fund may be restricted in its ability to sell such securities at a time when Advisers deems it advisable to do so. In addition, in order to meet redemption requests, a Fund may have to sell other assets, rather than such illiquid securities, at a time that is not advantageous.

         Restricted securities are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). Such securities generally have been considered illiquid, since they may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. In 1990, however, the SEC adopted Rule 144A under the 1933 Act, which provides a safe harbor exemption from the registration requirements of the 1933 Act for resales of restricted securities to "qualified institutional buyers," as defined in the rule. The result of this rule has been the development of a more liquid and efficient institutional resale market for restricted securities. Thus, restricted securities are no longer necessarily illiquid. The Funds may therefore invest in Rule 144A securities and treat them as liquid when they have been determined to be liquid by the Board of Directors or its delegate subject to the oversight of and pursuant to procedures adopted by the Board of Directors. Under these procedures, factors taken into account in determining the liquidity of a security include: (a) the frequency of trades and quotes for the security; (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (c) dealer undertakings to make a market in the security; and (d) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Similar determinations may be made with respect to commercial paper issued in reliance on the so-called "private placement" exemption from registration under Section 4(2) of the 1933 Act and interest-only and principal-only classes of mortgage-related securities issued by the U.S. government or its agencies or instrumentalities.

BORROWINGS

         Each Fund may borrow money to the extent set forth below under "Investment Restrictions." None of the Funds will borrow for leverage purposes. Interest paid on borrowings will decrease the net earnings of a Fund and will not be available for investment.

SEGREGATED ACCOUNTS

         To comply with the 1940 Act, a Fund engaging in certain transactions involving options, futures, reverse repurchase agreements, delayed delivery and forward contracts on foreign currencies will "cover" its positions by establishing a segregated account. These segregated accounts will be established and maintained with the Funds' custodian and will contain only liquid assets such as cash, or any security that is not considered restricted or illiquid.

SHORT SALES AGAINST THE BOX

         Each Fund may sell a security short to the extent such Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment of any additional consideration. Such a short sale is referred to as a short sale "against the box." If a Fund enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. A Fund will incur transaction costs, including interest, in connection with opening, maintaining and closing short sales against the box.

RATINGS

         After purchase by any Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by a Fund. To the extent the ratings may change as a result of changes in the rating organizations or the rating systems, each Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and the Statement of Additional Information. The ratings of Standard & Poor's Ratings Services and Moody's Investors Service, Inc. are described in Appendix B attached hereto.

PORTFOLIO TURNOVER

         The portfolio turnover rate for a Fund is calculated by dividing the lesser of purchases or sales by such Fund of investment securities for the particular fiscal year by the monthly average value of investment securities owned by the Fund during the same fiscal year. Investment securities for purposes of this calculation do not include securities with a maturity date less than twelve months from the date of investment. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of investment securities for a particular year were equal to the average monthly value of the investment securities owned during such year.

         Each Fund had portfolio turnover rates in excess of 100% during the fiscal year ended August 31, 2000. Additionally, Value Fund and Capital Appreciation Portfolio had turnover rates in excess of 200% (228% and 212%, respectively). Factors contributing to a Fund's higher portfolio turnover rate may include general market volatility, significant positive or negative developments concerning particular security holdings, an attempt to maintain the Fund's market capitalization target and the need to sell holdings to meet redemption activity in the Funds. While higher turnover rates (100% or more) may result in increased capital gains and transaction costs, the Funds' managers attempt to have the benefits of these transactions outweigh the costs, although this cannot be assured.

                             INVESTMENT RESTRICTIONS

         Each Fund's investment objective and, except as otherwise noted, the policies by which each Fund seeks to achieve its objective, may be changed without the approval of shareholders. No changes are contemplated at this time, but a change in investment objective or policies could result in a Fund no longer being appropriate for an investor.

         Each Fund is subject to certain investment restrictions, which are set forth below. Any investment restriction that is denoted as "fundamental" may be changed only by the approval of a majority of a Fund's shareholders. In this situation, majority means the lesser of (i) 67% of the Fund's outstanding shares present at a meeting of the holders if more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the Fund's outstanding shares.

         Any investment policy or restriction in the Prospectus or this Statement of Additional Information which involves a maximum percentage of securities or assets, except those dealing with borrowing, shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom.

ASSET ALLOCATION PORTFOLIO AND CAPITAL APPRECIATION PORTFOLIO

         The following investment restrictions are fundamental and may be changed only by the approval of shareholders. Neither Fund will:

         (1) Purchase securities on margin or otherwise borrow money or issue senior securities, except that the Funds, in accordance with their investment objectives and policies, may purchase securities on a when-issued and delayed delivery basis, within the limitations set forth in the Prospectus and Statement of Additional Information. Fortis Advantage may also obtain such short-term credit as it needs for the clearance of securities transactions, and may borrow from banks, for the account of either Fund, as a temporary measure to facilitate redemptions (but not for leveraging or investment) an amount that does not exceed 10% of the value of a Fund's total assets. No additional investment securities may be purchased by a Fund while outstanding borrowings exceed 5% of the value of such Fund's total assets.
         (2) Mortgage, pledge or hypothecate its assets, except in an amount not exceeding 10% of the value of its total assets to secure temporary or emergency borrowing.
         (3) Invest in commodities or commodity contracts, other than for hedging purposes only.
         (4) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, Fortis Advantage may be deemed an underwriter under applicable laws.
         (5) Participate on a joint or a joint and several basis in any securities trading account.
         (6) Invest in real estate, except a Fund may invest in securities issued by companies owning real estate or interests therein.
         (7) Make loans to other persons. Repurchase agreements, the lending of securities and the acquiring of debt securities in accordance with the Prospectus and Statement of Additional Information are not considered to be "loans" for this purpose.
         (8) Concentrate its investments in any particular industry, except that (i) it may invest up to 25% of the value of its total assets in any particular industry, and (ii) there is no limitation with respect to investments in obligations issued or guaranteed by the U.S.

                    Government or its agencies and instrumentalities, or obligations of domestic commercial banks. As to utility companies, gas, electric, water and telephone companies will be considered as separate industries. As to finance companies, the following categories will be considered as separate industries: (a) captive automobile finance, such as General Motors Acceptance Corp. and Ford Motor Credit Corp.;
                    (b) captive equipment finance companies, such as Honeywell Finance Corporation and General Electric Credit Corp.; (c) captive retail finance companies, such as Macy Credit Corp. and Sears Roebuck Acceptance Corp.; (d) consumer loan companies, such as Beneficial Finance Corporation and Household Finance Corporation; (e) diversified finance companies such as CIT Financial Corp., Commercial Credit Corporation and Borg Warner Acceptance Corp.; and (f) captive oil finance companies, such as Shell Credit, Inc., Mobil Oil Credit Corp. and Texaco Financial Services, Inc.
         (9) Purchase from or sell to any officer, director, or employee of Fortis Advantage, or Advisers or Investors, or any of their officers or directors, any securities other than shares of Fortis Advantage's common stock.
         (10) Make short sales, except for sales "against the box." While a short sale is made by selling a security the Fund does not own, a short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short at no added cost.

         The following investment restrictions may be changed without shareholder approval. Neither Fund will:

(1) Invest more than 5% of the value of its total assets in securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.
(2) Invest in a company for the purposes of exercising control or management.
(3) Buy or sell foreign exchange, except as incidental to the purchase or sale of permissible foreign investment.
(4)         Invest more than 15% of its net assets in illiquid securities.
(5) Invest more than 20% of its net assets in when-issued, delayed delivery or forward commitment transactions, and of such 20%, no more than one-half (i.e., 10% of its net assets) may be invested in when-issued, delayed delivery or forward commitment transactions without the intention of actually acquiring securities (i.e., dollar rolls).

VALUE FUND AND CAPITAL FUND

        The following investment restrictions are fundamental and may be changed only by the approval of shareholders. Neither Fund will:

        (1) Concentrate its investments, that is, invest more than 25% of the value of its assets in any particular industry.
        (2) Purchase or sell physical commodities (such as grains, livestock, etc.) or futures or options contracts thereon; however, it may purchase or sell any forms of financial instruments or contracts that might be deemed commodities.
        (3)          Invest directly in real estate or interests in real estate;
            however, the Fund may invest in interests in real estate investment trusts, debt securities secured by real estate or interests therein, or debt or equity securities issued by companies which invest in real estate or interests therein.

         (4) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws.
         (5) Purchase securities on margin or otherwise borrow money, except that the Fund, in accordance with its investment objectives and policies, may purchase securities on a when-issued, delayed delivery, or forward commitment basis, and may make margin deposits in connection with dealing in commodities or options thereon. The Fund may also obtain such short-term credit as it needs for the clearance of securities transactions, and may borrow from a bank as a temporary measure to facilitate redemptions (but not for leveraging or investment) an amount that does not exceed 10% of the value of the Fund's total assets. Investment securities will not be purchased while outstanding borrowings (including "roll" transactions) exceed 5% of the value of the Fund's total assets.
        (6) Issue senior securities (as defined in the 1940 Act) other than as set forth in restriction #5 above concerning borrowing and except to the extent that using options and futures contracts or purchasing or selling securities on a when issued, delayed delivery, or forward commitment basis (including the entering into of roll transactions) may be deemed to constitute issuing a senior security.
        (7) Make loans to other persons, except that it may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of the Fund's total assets (including the amount lent) if such loans are secured by collateral at least equal to the market value of the securities lent, provided that such collateral shall be limited to cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit or other high-grade, short term obligations or interest-bearing cash equivalents. Loans shall not be deemed to include repurchase agreements or the purchase or acquisition of a portion of an issue of notes, bonds, debentures, or other debt securities, whether or not such purchase or acquisition is made upon the original issuance of the securities. ("Total assets" of the Fund includes the amount lent as well as the collateral securing such loans.)

        The following investment restrictions may be changed without shareholder approval. Neither Fund will:

        (1) Invest more than 5% of the value of its total assets in securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; provided that the Fund shall not purchase or otherwise acquire more than 3% of the total outstanding voting stock of any other investment company.
        (2) Invest in a company for the purposes of exercising control or management.
        (3)          Buy or sell foreign exchange.
        (4) Invest in securities that would expose the Fund to liabilities exceeding the amount invested.
        (5) Invest more than 15% of its net assets in illiquid securities.
        (6)          Make short sales, except for sales "against the box."
        (7) Mortgage, pledge, or hypothecate its assets except to the extent necessary to secure permitted borrowings.
        (8) Purchase the securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of any issuer to be held by the Fund.
        (9) Enter into any options, futures, or forward contract transactions if immediately thereafter (a) the amount of premiums paid for all options, initial margin deposits on all futures contracts and/or options on futures contracts, and collateral deposited with respect to forward contracts held by or entered into by the Fund would exceed 5% of the value of the total assets of the Fund or (b) the Fund's assets covering, subject to, or committed to all options, futures, and forward contracts would exceed 20% of the value of the total assets of the Fund. (This restriction does not apply to securities purchased on a when-issued, delayed delivery, or forward commitment basis.)
        (10)        Invest more than 20% of its assets in foreign securities.

GROWTH FUND


        The following investment restrictions are fundamental and may be changed only by the approval of shareholders. Growth Fund will not:

        (1) Concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction. For purposes of this limitation, the U.S. Government, and state or municipal governments and their political subdivisions are not considered members of any industry.
        (2) Purchase physical commodities or contracts relating to physical commodities.
        (3) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.
        (4) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed an underwriter under applicable laws.
        (5) Make loans except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.
        (6) Borrow money or issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

        The following investment restrictions may be changed without shareholder approval. Growth Fund will not:

        (1) Invest more than 5% of the value of its total assets in securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.
        (2) Invest in a company for the purposes of exercising control or management.
        (3)         Buy or sell foreign exchange.
        (4) Invest in securities that would expose the Fund to liabilities exceeding the amount invested.
        (5)         Invest more than 20% of its assets in foreign securities.
        (6) Invest more than 15% of its net assets in illiquid securities.
        (7) Issue senior securities (as defined in the 1940 Act), except as set forth herein and in the prospectus.
        (8) Purchase investment securities while outstanding borrowings (including "roll" transactions) exceed 5% of the value of the Fund's total assets.
        (9) Enter into any options, futures, or forward contract transactions if immediately thereafter (a) the amount of premiums paid for all options, initial margin deposits on all futures contracts and/or options on futures contracts, and collateral deposited with respect to forward contracts held by or entered into by the Fund would exceed 5% of the value of the total assets of the Fund or (b) the Fund's assets covering, subject to, or committed to all options, futures, and forward contracts would exceed 20% of the value of the total assets of the Fund. (This restriction does not apply to securities purchased on a when-issued, delayed delivery, or forward commitment basis.)
        (10) Mortgage, pledge, or hypothecate its assets except to the extent necessary to secure permitted borrowings. Collateral arrangements with respect to futures contracts and certain options transactions will not be considered pledges by the Fund and will not be restricted.
        (11) Make short sales of securities, other than short sales "against the box."
        (12) Purchase securities on margin, but it may obtain such short-term credits as it needs for the clearance of securities transactions and it may make margin deposits in connection with futures contracts.

GROWTH & INCOME FUND

        The following investment restrictions are fundamental and may be changed only by the approval of shareholders. Growth & Income Fund will not:
        (1) Concentrate its investments in any particular industry, except that (i) it may invest up to 25% of the value of its total assets in any particular industry, and (ii) there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or obligations of domestic commercial banks. As to utility companies, gas, electric, water and telephone companies will be considered as separate industries. As to finance companies, the following categories will be considered as separate industries: (a) captive automobile finance, such as General Motors Acceptance Corp. and Ford Motor Credit Corp.; (b) captive equipment finance companies, such as Honeywell Finance Corporation and General Electric Credit Corp.; (c) captive retail finance companies, such as Macy Credit Corp. and Sears Roebuck Acceptance Corp.; (d) consumer loan companies, such as Beneficial Finance Corporation and Household Finance Corporation;
            (e) diversified finance companies such as CIT Financial Corp., Commercial Credit Corporation and Borg Warner Acceptance Corp.; and
            (f) captive oil finance companies, such as Shell Credit, Inc., Mobile Oil Credit Corp. and Texaco Financial Services, Inc.
        (2) Purchase or sell physical commodities (such as grains, livestock, etc.) or futures or options contracts thereon. However, the Fund may purchase or sell any forms of financial instruments or contracts that might be deemed commodities.
        (3)         Invest directly in real estate or interests in real estate;
            however, the Fund may invest in interests in real estate investment trusts, debt securities secured by real estate or interests therein, or debt or equity securities issued by companies which invest in real estate or interests therein.

        (4) Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund, provided that this restriction shall not apply to the transfer of securities in connection with any permissible borrowing or the collateral arrangements in connection with permissible activities.

        (5) ACT as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws.

        (6) Purchase securities on margin, except that the Fund, in accordance with its investment objectives and policies, may purchase securities on a when-issued, delayed delivery or forward commitment basis. The Fund may also obtain such short-term credit as it needs for the clearance of securities transactions and may make margin deposits in connection with futures contracts.

        (7) Make short sales, except for sales "against the box." While a short sale is made by selling a security the Fund does not own, a short sale is "against the box" to the extent the

            Fund contemporaneously owns or has the right to obtain securities identical to those sold without payment of any additional consideration.
        (8) Make loans to other persons, except (i) the Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets if such loans are secured by collateral equal to at least the market value of the securities lent, provided that such collateral shall be limited to cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit or other high-grade, short-term obligations or interest-bearing cash equivalents; and
            (ii) it may purchase debt securities through private placements (restricted securities) in accordance with its investment objectives and policies.
        (9) Issue senior securities (as defined in the 1940 Act) other than as set forth in restriction #10 below and except to the extent that using options and futures contracts or purchasing or selling securities on a when issued, delayed delivery or forward commitment basis (including the entering into of roll transactions) may be deemed to constitute issuing a senior security.
       (10) Borrow money except from banks for temporary or emergency purposes not in excess of 33 1/3% of the value of the Fund's total assets. The Fund will not purchase securities while borrowings (including "roll" transactions) in excess of 5% of total assets are outstanding. In the event that the asset coverage for the Fund's borrowings falls below 300%, the Fund will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage.

        The following investment restrictions may be changed without shareholder approval. Growth & Income Fund will not:

        (1) Invest more than 5% of the value of its total assets in securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization; provided that the Fund shall not purchase or otherwise acquire more than 3% of the total outstanding voting stock of any other investment company.
        (2) Invest in a company for the purpose of exercising control or management.
        (3) Invest more than 15% of its net assets in illiquid securities.
        (4) Enter into any options, futures, or forward contract transactions if immediately thereafter (a) the amount of premiums paid for all options, initial margin deposits on all futures contracts and/or options on futures contracts, and collateral deposited with respect to forward contracts held by or entered into by the Fund would exceed 5% of the value of the total assets of the Fund or (b) the Fund's assets covering, subject to, or committed to all options, futures, and forward contracts would exceed 20% of the value of the total assets of the Fund. (This restriction does not apply to securities purchased on a when-issued, delayed delivery, or forward commitment basis.)
        (5) Purchase the securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of any issuer to be held by the Fund.
        (6) Borrow money in excess of 10% of its total assets, except as a temporary or emergency measure. ("Roll" transactions will not be considered borrowing for purposes of this restriction).

                             MANAGEMENT OF THE FUNDS

        Under Minnesota law, the Board of Directors of Fortis Advantage, Fortis Equity and Fortis Growth has overall responsibility for managing each company in good faith, in a manner reasonably believed to be in the best interests of such company and with the care an ordinarily prudent person would exercise in similar circumstances. This management may not be delegated. The Articles of Incorporation limit the liability of directors to the fullest extent permitted by law.

        The names, addresses, principal occupations and other affiliations of directors and executive officers of Fortis Advantage, Fortis Equity and Fortis Growth are listed below. Unless stated otherwise, all positions have been held at least five years. Each director and officer also serves as a director or officer of all investment companies managed by Advisers (the "Fund Complex"). The Fund Complex currently consists of one closed-end and eight open-end investment companies.


                                         POSITION WITH
NAME AND ADDRESS                 AGE       THE FUNDS           PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------                 ---       ---------           -----------------------------------------
Richard W. Cutting               69         Director        Certified public accountant and financial consultant.
137 Chapin Parkway
Buffalo, New York

Allen R. Freedman(*)             60         Director        Director, Fortis, Inc.; prior to July 2000, Chairman
One Chase Manhattan Plaza                                   and CEO of Fortis, Inc., and Managing Director of
New York, New York                                          Fortis International, N.V.; director of Systems and
                                                            Computer Technology Corporation.

Dr. Robert M. Gavin              60         Director        President, Cranbrook Education Community; prior to
380 Lone Pine Road                                          July 1996, President, Macalester College, St. Paul,
Bloomfield, Michigan                                        MN.

Jean L. King                     56         Director        President, Communi-King, a communications
12 Evergreen Lane                                           consulting firm, St. Paul, MN.
St. Paul, Minnesota

Dean C. Kopperud(*)              48       President and     Chief Executive Officer and a Director of Advisers;
500 Bielenberg Drive                        Director        Chief Executive Officer and a Director of Investors;
Woodbury, Minnesota                                         Chief Executive Officer of Fortis Financial Group; a
                                                            Director of Fortis Benefits Insurance Company and
                                                            Senior Vice President of Fortis Insurance Company.

Phillip O. Peterson              55         Director        Mutual Fund industry consultant; Partner of KPMG
11155 Kane Trail                                            LLP through June 1999.
Northfield, Minnesota

Robb L. Prince                   59         Director        Financial and employee benefit consultant; prior to
5108 Duggan Plaza                                           July 1995, Vice President and Treasurer, Jostens,
Edina, Minnesota                                            Inc., a producer of products and services for youth,
                                                            education, sports award, and recognition markets;
                                                            director of Analysts International Corporation.

Leonard J. Santow                64         Director        Principal, Griggs & Santow, Inc., economic and
75 Wall Street  21st Floor                                  financial consultants
New York, New York



                                              POSITION WITH
NAME AND ADDRESS                 AGE            THE FUNDS           PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------                 ---            ---------           -----------------------------------------

Noel F. Schenker                 46             Director        Senior Vice President, Marketing and New Business
1908 W. 49th Street                                             Development, Select Comfort Corporation; prior to
Minneapolis, Minnesota                                          2000, marketing consultant; prior to 1996, Senior
                                                                Vice President, Marketing and Strategic Planning,
                                                                Rollerblade, Inc.

Dr. Lemma W. Senbet(**)          53             Director/       The William E. Mayer Professor of Finance and
4435 Van Munching Hall                          Advisory        Chair, Finance Department, University of Maryland,
College Park, Maryland                          Director        College Park, MD; consultant, international financial
                                                                institutions.

Joseph M. Wikler                 59             Director        Investment consultant and private investor; prior to
12520 Davan Drive                                               1994, Director of Research, Chief Investment
Silver Spring, Maryland                                         Officer, Principal and a Director, The Rothschild
                                                                Co., an investment adviser, Baltimore, MD.

Gary N. Yalen                    58          Vice President     President and Chief Investment Officer of Advisers
One Chase Manhattan Plaza                                       (since 1995), Senior Vice President, Investments, of
New York, New York                                              Fortis, Inc. and a Director of United Family Life
                                                                Insurance Company; prior to 1996, President and
                                                                Chief Investment Officer, Fortis Asset Management,
                                                                a former division of Fortis, Inc.

Howard G. Hudson                 63          Vice President     Executive Vice President and Head of Fixed Income
One Chase Manhattan Plaza                                       Investments of Advisers since 1995; prior to 1996,
New York, New York                                              Senior Vice President, Fixed Income, Fortis Asset
                                                                Management.

Lucinda S. Mezey                 53          Vice President     Executive Vice President and Head of Equity
One Chase Manhattan Plaza                                       Investments of Advisers since October 1997; from
New York, New York                                              1995 to October 1997, Chief Investment Officer,
                                                                Alex Brown Capital Advisory and Trust Co.,
                                                                Baltimore, MD.

James S. Byrd                    49          Vice President     Executive Vice President of Advisers.
90 South 7th Street
Minneapolis, Minnesota

Nicholas L.M. de Peyster         33          Vice President     Vice President of Advisers.
One Chase Manhattan Plaza
New York, New York

Diane M. Gotham                  42          Vice President     Vice President of Advisers since 1998; from 1994 to
90 South 7th Street                                             1998, securities analyst for Advisers.
Minneapolis, Minnesota

Maroun M. Hayek                  52          Vice President     Vice President of Advisers since 1995; prior to 1996,
One Chase Manhattan Plaza                                       Vice President, Fixed Income, Fortis Asset
New York, New York                                              Management.




                                                  POSITION WITH
NAME AND ADDRESS                      AGE           THE FUNDS           PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------                      ---           ---------           -----------------------------------------
Robert C. Lindberg                     47         Vice President     Vice President of Advisers.
One Chase Manhattan Plaza
New York, New York

Charles L. Mehlhouse                   58         Vice President     Vice President of Advisers; prior to March 1996,
One Chase Manhattan Plaza                                            portfolio manager, Marshall & Ilsley Bank
New York, New York                                                   Corporation, Milwaukee, WI.

Kevin J. Michels                       49         Vice President     Vice President of Advisers since 1995; prior to 1996,
One Chase Manhattan Plaza                                            Vice President, Administration, Fortis Asset
New York, New York                                                   Management.

Christopher J. Pagano                  37         Vice President     Senior Vice President of Advisers since January
One Chase Manhattan Plaza                                            2000; from March 1996 until 2000, Vice President of
New York, New York                                                   Advisers; from 1995 to March 1996, government
                                                                     strategist, Merrill Lynch, New York, NY.

Kendall C. Peterson                    44         Vice President     Vice President of Advisers since August 1999; from
One Chase Manhattan Plaza                                            1985 to July 1999, Vice President and portfolio
New York, New York                                                   manager at Prudential Insurance Company of
                                                                     America, Newark, NJ.

Michael J. Romanowski                  50         Vice President     Vice President of Advisers since 1998; from October
One Chase Manhattan Plaza                                            1995 to March 1998, portfolio manager, Value Line,
New York, New York                                                   New York, NY; prior to October 1995, securities
                                                                     analyst, Conning & Co., Hartford, CT.

Christopher J. Woods                   40         Vice President     Vice President of Advisers since 1995; prior to 1996
One Chase Manhattan Plaza                                            Vice President, Fixed Income, Fortis Asset
New York, New York                                                   Management.

Robert W. Beltz, Jr.                   51         Vice President     Vice President, Securities Operations of Advisers
500 Bielenberg Drive                                                 and of Investors.
Woodbury, Minnesota

Peggy E. Ettestad                      43         Vice President     Senior Vice President, Operations of Advisers since
500 Bielenberg Drive                                                 March 1997; prior to March 1997, Vice President,
Woodbury, Minnesota                                                  G.E. Capital Fleet Services, Minneapolis, MN.

Tamara L. Fagely                       42         Vice President     Vice President of Advisers and of Investors since
500 Bielenberg Drive                               and Treasurer     1998; prior to 1998, Second Vice President of
Woodbury, Minnesota                                                  Advisers and Investors.

Dickson W. Lewis                       51         Vice President     Senior Vice President, Marketing and Sales of
500 Bielenberg Drive                                                 Advisers and of Investors since July 1997; from 1993
Woodbury, Minnesota                                                  to July 1997, President and Chief Executive Officer,
                                                                     Hedstrom/Blessing, Inc., Minneapolis, MN.



                                           POSITION WITH
NAME AND ADDRESS                    AGE       THE FUNDS           PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------                    ---       ---------           -----------------------------------------

David A. Peterson                    58      Vice President    Vice President and Assistant General Counsel, Fortis
500 Bielenberg Drive                                           Benefits Insurance Company.
Woodbury, Minnesota

Scott R. Plummer                     41      Vice President    Vice President, Associate General Counsel and
500 Bielenberg Drive                                           Assistant Secretary of Advisers.
Woodbury, Minnesota

Rhonda J. Schwartz                   42      Vice President    Since January 1996, Senior Vice President and
500 Bielenberg Drive                                           General Counsel of Advisers, Vice President and
Woodbury, Minnesota                                            General Counsel, Life and Investment Products of
                                                               Fortis Insurance Company and Senior Vice President
                                                               and General Counsel of Fortis Benefits Insurance
                                                               Company, FFG Division; from 1994 to January
                                                               1996, Vice President, General Counsel and Secretary
                                                               of Fortis, Inc.

Melinda S. Urion                     47      Vice President    Senior Vice President and Chief Financial Officer of
500 Bielenberg Drive                                           Advisers since 1997; from 1995 to 1997, Senior Vice
Woodbury, Minnesota                                            President of Finance and Chief Financial Officer,
                                                               American Express Financial Corporation; from 1994
                                                               to November 1995, corporate controller, American
                                                               Express Financial Corporation, Minneapolis, MN.

Michael J. Radmer                    55       Secretary        Partner, Dorsey & Whitney LLP, the Company's
220 South Sixth Street                                         General Counsel.
Minneapolis, Minnesota


     (*) Denotes directors who are interested persons, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Company and Advisers. Mr. Kopperud is an "interested person" of Advisers and the Company because he holds certain positions, including serving as Chief Executive Officer and a director of Advisers. Mr. Freedman is an "interested person" of Advisers and the Company because he holds a position as Director of Fortis, Inc., the parent company of Advisers.
     (**) Dr. Lemma W. Senbet is a director of Fortis Growth Fund, Inc. and is an advisory director of Fortis Advantage Portfolios, Inc. and Fortis Equity Portfolios, Inc.


     Each director who is not affiliated with Advisers or Investors receives fees of approximately $100 per month, $200 per meeting attended, and between $100-$200 per committee meeting attended (and reimbursement of travel expenses to attend meetings) for each fund in the Fund Complex for which they are a director. The following table sets forth the aggregate compensation received by each director from Fortis Advantage, Fortis Equity and Fortis Growth during the fiscal year ended August 31, 2000, as well as the total compensation received by each director from the Fund Complex during the calendar year ended December 31, 1999. Mr. Freedman and Mr. Kopperud, who are affiliated with Advisers and Investors, did not receive any compensation. Mr. Peterson and Dr. Senbet became members of the Board in June 2000 and did not receive any compensation during the calendar year ended December 31, 1999. Dr. Senbet serves as an advisory director for Fortis Advantage and Fortis Equity. No executive officer receives any compensation from the Funds.


                            Aggregate compensation      Aggregate compensation       Aggregate compensation    Total compensation
                                    from                         From                        from                     from
Director                      Fortis Advantage              Fortis Equity               Fortis Growth            Fund Complex(*)
--------                      ----------------              -------------               -------------            ---------------
Richard W. Cutting                 $3,300                      $3,600                      $4,000                   $31,300
Dr. Robert M. Gavin                $3,300                      $3,600                      $4,000                   $31,300
Benjamin S. Jaffray(**)            $1,700                      $1,800                      $2,000                   $20,500
Jean L. King                       $3,300                      $3,600                      $4,000                   $29,300
Edward M. Mahoney(**)              $1,700                      $1,800                      $2,000                   $31,300
Phillip O. Peterson                $  750                      $  850                      $  950                        --
Robb L. Prince                     $3,300                      $3,600                      $4,000                   $31,300
Leonard J. Santow                  $3,640                      $3,940                      $4,340                   $33,900
Noel F. Schenker                   $3,300                      $3,600                      $4,000                   $26,200
Dr. Lemma W. Senbet                $  750                      $  850                      $  950                        --
Joseph M. Wikler                   $3,700                      $4,000                      $4,400                   $34,800


      ------------
      (*) The Fund Complex consists of one closed-end and eight open-end investment companies managed by Advisers.
      (**) Mr. Jaffray and Mr. Mahoney retired from the Board effective
           January 1, 2000.

         Directors Gavin, King, Kopperud, Prince and Schenker are members of the Executive Committee of the Board of Directors. While the Executive Committee is authorized to act in the intervals between regular board meetings with full capacity and authority of the full Board of Directors, except as limited by law, it is expected that the Committee will meet at least twice a year.

         During the fiscal year ended August 31, 2000, the Funds paid legal fees and expenses as set forth below to a law firm of which the Funds' Secretary is a partner.

                    Asset Allocation Portfolio               $   7,600
                    Value Fund                               $   1,500
                    Growth & Income Fund                     $   1,300
                    Capital Fund                             $  20,000
                    Growth Fund                              $  45,000
                    Capital Appreciation Portfolio           $   7,500

         Directors, officers and other persons affiliated with the Funds are eligible to purchase shares of the Funds without a sales charge. For more complete information about these arrangements, refer to "Purchase of Shares--Exemptions from the Sales Charge."

                         PRINCIPAL HOLDERS OF SECURITIES

         As of December 18, 2000, no person owned of record or, to a Fund's knowledge, beneficially as much as 5% of the outstanding shares of any Class of Fund shares, except as follows: Capital Fund--Class C: Richard L. McVicker, RR 3, Box 74, Mannington, WV (6%). Asset Allocation Portfolio--Class Z: Mitra & Co., 1000 N. Water St., Milwaukee, WI 53202 (91%). Growth Fund--Class Z: Mitra & Co., 1000 N. Water St., Milwaukee, WI 53202 (60%).

         As of December 18, 2000, the directors and executive officers as a group beneficially owned less than 1% of the outstanding shares of each class of each Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

GENERAL

         Fortis Advisers, Inc. ("Advisers") has been the investment adviser and manager of each Fund since inception. Fortis Investors, Inc. ("Investors") acts as the Funds underwriter. Each acts pursuant to written agreements periodically approved by the directors or shareholders. The address of each is that of the Funds. As of October 31, 2000, Advisers managed thirty-eight investment company portfolios with combined net assets of approximately $8.6 billion.

CONTROL AND MANAGEMENT OF ADVISERS AND INVESTORS

         Fortis, Inc. ("Fortis") owns 100% of the outstanding voting securities of Advisers, and Advisers owns all of the outstanding voting securities of Investors.

         Fortis, located in New York, New York, is a financial services company that provides specialty insurance and investment products to individuals, businesses, associations and other financial services organizations in the United States. Fortis is a part of a worldwide group of companies active in the fields of insurance, banking and investments. Fortis is jointly owned by Fortis
(NL) N.V. of The Netherlands and Fortis (B) of Belgium.

         Fortis (NL) N.V. is a diversified financial services company headquartered in Utrecht, The Netherlands, where its insurance operations began in 1847. Fortis (B) is a diversified financial services company headquartered in Brussels, Belgium, where it insurance operations began in 1824. Fortis (NL) N.V. and Fortis (B) own a group of companies active in insurance, banking and financial services, and real estate development in The Netherlands, Belgium, the United States, Western Europe, and the Pacific Rim.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENTS

         Advisers act as investment adviser and manager of each Fund under separate Investment Advisory and Management Agreements. These agreements are individually referred to as an "Agreement" and collectively referred to as the "Agreements." Each Agreement will terminate automatically in the event of its assignment. In addition, the Agreements are terminable at any time, without penalty, by the Board of Directors or, with respect to any particular Fund, by vote of a majority of the Fund's outstanding voting securities, on not more than 60 days' written notice to Advisers, and by Advisers on 60 days' notice to the Funds. Unless sooner terminated, the Agreements continue in effect for more than two years after their execution only so long as such continuance is specifically approved at least annually by either the board of Directors or, with respect to any Fund, by a vote of a majority of the outstanding voting securities of the applicable Fund; provided that, in either event, such continuance is also approved by the vote of the majority of the directors who are not parties to such Agreements, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

         Each Agreement provides for an investment advisory and management fee to be paid by each Fund calculated as set forth below:


                                                         Annual investment advisory
             Average net assets of each Fund                and management fee
             -------------------------------                ------------------
             For the first $100,000,000                            1.00%
             For the next $150,000,000                             0.80%
             For assets over $250,000,000                          0.70%


         Each Agreement requires each Fund to pay all its expenses that are not assumed by Advisers and/or Investors. These expenses include, by way of example, but not by way of limitation, the fees and expenses of directors and officers who are not "affiliated persons" of Advisers, interest expenses, taxes, brokerage fees and commissions, fees and expenses of registering and qualifying the Funds and their shares for distribution under Federal and state securities laws, expenses of preparing prospectuses and of printing and distributing prospectuses annually to existing shareholders, custodian charges, auditing and legal expenses, insurance expenses, association membership dues, and the expense of reports to shareholders, shareholders' meetings and proxy solicitations.

         Although investment decisions for the Funds are made independently from those of the other funds or private accounts managed by Advisers, sometimes the same security is suitable for more than one fund or account. If and when two or more funds or accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to each fund or account. The simultaneous purchase or sale of the same securities by a Fund and other funds or accounts may have a detrimental effect on a Fund, as this may affect the price paid or received by a Fund or the size of the position obtainable by a Fund.

         During various fiscal periods, the Funds paid advisory and management fees as follows:



                                                          Advisory Fees Paid During:
                                                          -------------------------
                                             Fiscal year          Fiscal year           Fiscal year
                                                Ended                Ended                 Ended
                                           August 31, 1998       August 31, 1999      August 31, 2000
                                           ---------------       ---------------      ---------------
      Asset Allocation Portfolio            $ 1,811,123           $ 2,027,378            $ 2,343,084
      Value Fund                            $   366,680           $   458,155            $   554,153
      Growth & Income Fund                  $   318,842           $   422,452            $   427,823
      Capital Fund                          $ 3,140,323           $ 4,317,951            $ 5,277,095
      Growth Fund                           $ 6,792,000           $ 6,608,804            $ 9,414,124
      Capital Appreciation Portfolio        $ 1,261,410           $ 1,342,008            $ 2,640,661

EXPENSES

         Advisers bears the costs of acting as each Fund's transfer agent, registrar and dividend agent. Advisers also furnishes each Fund with all required management services, facilities, equipment, and personnel. Advisers or Investors also shall bear all promotional expenses in connection with the distribution of Fund shares, including paying for prospectuses and shareholder reports for new shareholders and the costs of sales literature.

         Expenses that relate exclusively to a particular Fund, such as custodian charges and registration fees for shares, are charged to that Fund. Other expenses are allocated pro rata among the Funds in an equitable manner as determined by officers of the Funds under the supervision of the Board of Directors, usually on the basis of net assets or number of accounts.

PLAN OF DISTRIBUTION

Fortis Advantage, Fortis Equity and Fortis Growth, on behalf of each Fund, have each adopted a plan pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1(b) provides that any payments made by the Fund in connection with financing the distribution of its shares may only be made pursuant to a written plan describing all aspects of the proposed financing of distribution, and also requires that all agreements with any person relating to the implementation of the plan must be in writing. In addition, Rule 12b-1(b)(1) requires that such plan be approved by a majority of the Fund's outstanding shares, and Rule 12b-1(b)(1) requires that such plan, together with any related agreements, be approved by a vote of the Board of Directors who are not interested persons of the Fund and have no direct or indirect interest in the operation of the plan or in the agreements related to the plan, cast in person at a meeting called for the purpose of voting on such plan or agreement. Rule 12b-1(b)(3) requires that the plan or agreement provide in substance:

         (i) That it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in a paragraph (b)(3) of Rule 12b-1;

         (ii) That any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to the plan or any related agreement shall provide to the Board of Directors, and the directors shall review, at least quarterly, a written report of the amounts so expended and the purpose for which such expenditures were made; and

         (iii) In the case of a plan, that it may be terminated at any time by vote of a majority of the members of the Board of Directors who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan or by vote of a majority of the outstanding voting securities of the Fund.

         Rule 12b-1(b)(4) requires that such plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the plan must be approved in the manner described in paragraph (b)(2) of Rule 12b-1.

         Rule 12b-1(c) provides that a Fund may rely on Rule 12b-1(b) only if the selection and nomination of the Fund's disinterested directors is committed to discretion of such disinterested directors. Rule 12b-1(e) provides that a Fund may implement or continue a plan pursuant to Rule 12b-1(b) only if the directors who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Sections 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that the plan will benefit the Fund and its shareholders.

         Pursuant to the provisions of the Distribution Plan each Fund pays Investors an annual fee of .25% (.45% for Asset Allocation Portfolio and Capital Appreciation Portfolio) of the average daily net assets attributable to that Fund's Class A shares and 1.00% attributable to that Fund's Class B, Class C and Class H shares. Such fees are paid in connection with servicing of the Fund's shareholder accounts and in connection with distribution-related services provided with respect to the Fund. Class Z shares of Growth Fund do not pay any distribution fees. Investors will be paid under the Distribution Plan regardless of Investors' actual expenses.

         A portion of each Fund's total fee is paid as a distribution fee and will be used by Investors to cover expenses that are primarily intended to result in, or that are primarily attributable to, the sale of shares of the Fund ("Distribution Fees"), and the remaining portion of the fee is paid as a shareholder servicing fee and will be used by Investors to provide compensation for ongoing servicing and/or maintenance of shareholder accounts ("Shareholder Servicing Fees"). For the Class A shares, the entire fee is designated as a Distribution Fee. For the Class B, Class C and Class H shares, Investors receives a total fee of 1.00% of the average daily net assets of each such class, of which .75% is designated as a Distribution Fee and .25% is designated as a Shareholder Servicing Fee.

         Distribution Fees under the Plan include, but are not limited to, initial and ongoing sales compensation (in addition to sales charges) paid to registered representatives of Investors and to other broker-dealers; expenses incurred in the printing of prospectuses, statements of additional information and reports used for sales purposes; expenses of preparation and distribution of sales literature; expenses of advertising of any type; an allocation of Investors' overhead; and payments to and expenses of persons who provide support services in connection with the distribution of Fund shares. Shareholder Servicing Fees include all expenses of Investors incurred in connection with providing administrative or accounting services to shareholders, including, but not limited to, an allocation of Investors' overhead and payments made to persons, including employees of Investors, who respond to inquiries of shareholders of the Funds regarding their ownership of shares or their accounts with the Funds, or who provide other administrative or accounting services not otherwise required to be provided by Advisers.

         Listed below are the total distribution fees paid by the Funds and how Investors used those fees for the fiscal period ended August 31, 2000.


                                        Asset                       Growth                                       Capital
                                      Allocation       Value       & Income         Capital       Growth       Appreciation
                                      Portfolio        Fund          Fund            Fund          Fund         Portfolio
                                      ---------        ----          ----            ----          ----         ---------
Advertising                          $         0     $       0     $       0     $         0    $        0      $         0
Printing and mailing of
  prospectuses to other than
  current shareholders               $    36,405     $  13,329     $   6,005     $    68,189    $    65,298     $    46,334
Compensation to underwriters         $ 1,262,972     $ 102,922     $ 162,477     $ 1,607,413    $ 2,833,028     $ 1,285,477
Compensation to dealers              $         0     $       0     $       0     $         0    $         0     $         0
Compensation to sales                $         0     $       0     $       0     $         0    $         0     $         0
  personnel
Interest, carrying or other
  financing charges                  $         0     $       0     $       0     $         0    $         0     $         0
Other (distribution-related
  compensation, sales
  literature, supplies, postage,
  toll-free phone)                   $   319,733     $ 154,433     $  68,210     $   739,573    $   721,880     $   467,608
                                     -----------     ---------     ---------     -----------    -----------     -----------
Total                                $ 1,619,110     $ 270,684     $ 236,692     $ 2,415,175    $ 3,620,206     $ 1,799,419


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

         Advisers selects and (where applicable) negotiates commissions with broker-dealers who execute trades for each Fund. In selecting a broker-dealer to execute an equity trade, Advisers primarily considers whether the broker-dealer can provide best execution on the trade including best price for a security. Other factors that Advisers considers when selecting a broker-dealer for an equity trade include:

- competitive commissions commensurate with the value of research products and services provided to Advisers;
-   consistently good service quality;
-   adequate capital position;
-   broad market coverage;
-   continuous flow of information concerning bids and offers;
- the ability to complete, clear and settle trades in a timely and efficient manner;
-   capital usage;
-   specialized expertise;
-   access to new issues; and

-   the ability to handle large blocks of stock discreetly.

    Portfolio transactions involving debt securities are effected with dealers without the payment of brokerage commissions, but at net prices which usually include a spread or markup. The volume of business done with a broker-dealer for fixed income trades is based to a large extent on the availability and competitive price of the fixed income securities that fit the strategy of the fixed income portfolio. Best execution, the quality of research, making of secondary markets and other services are also determining factors for the allocation of business when buying and selling fixed income securities. If a broker-dealer charging a higher commission or offering a larger spread is more reliable or provides better execution than a broker-dealer charging a lower commission or offering a smaller spread, then Advisers may select the broker-dealer charging a higher commission or offering a larger spread for a particular equity or fixed income trade.

         Advisers may direct orders to broker-dealers who furnish research products and services to Advisers as long as the broker-dealers meet the selection criteria outlined above. The research products and services supplement Advisers' own research and enable Advisers to obtain the views and information of others prior to making investment decisions for the Funds. Advisers has not entered and will not enter into any agreement with a broker-dealer that would prevent Advisers from obtaining best execution on a trade. During fiscal year ended August 31, 2000, the Funds directed brokerage commissions to broker-dealers providing research services to Advisers as follows:


                                                                 Commission Paid by Fund
                                                                 -----------------------
               Asset Allocation Fund
               ---------------------
               Autranet, Inc.                                            $   3,989
               Bear, Stearns & Co., Inc                                  $  23,652
               Boston Institutional Services, Inc.                       $     660
               CIS Investments                                           $   3,936
               CSC Securities, Ltd.                                      $   9,564
               Instinet, Inc.                                            $   2,728
               Rochdale Securities, Inc.                                 $     978
               Standard & Poor's Securities, Inc.                        $  13,939

               Value Fund
               ----------
               Autranet, Inc.                                            $  16,110
               Boston Institutional Services, Inc.                       $  14,766
               CIS Investments                                           $  14,664
               CSC Securities, Ltd.                                      $   1,860
               Instinet, Inc.                                            $     789

               Growth & Income Fund
               --------------------
               Autranet, Inc.                                            $   1,716
               Bear, Stearns & Co., Inc                                  $   5,280
               CIS Investments                                           $     198
               CSC Securities, Ltd.                                      $   1,242
               Instinet, Inc.                                            $     475
               William O'Neil & Co., Inc.                                $     678
               Rochdale Securities, Inc.                                 $     246
               Standard & Poor's Securities, Inc.                        $   2,682



                                                                 Commission Paid by Fund
                                                                 -----------------------
               Capital Fund
               ------------
               Autranet, Inc.                                            $  16,705
               Bear, Stearns & Co., Inc                                  $  79,020
               Boston Institutional Services, Inc.                       $   2,814
               CIS Investments                                           $  12,690
               CSC Securities, Ltd.                                      $  39,810
               Instinet, Inc.                                            $  11,095
               Rochdale Securities, Inc.                                 $   4,134
               Standard & Poor's Securities, Inc.                        $  47,574

               Growth Fund
               -----------
               Autranet, Inc.                                            $  46,392
               Bear, Stearns & Co., Inc                                  $  32,328
               Boston Institutional Services, Inc.                       $  10,236
               CIS Investments                                           $  45,420
               CSC Securities, Ltd.                                      $  44,448
               Instinet, Inc.                                            $  23,597
               Rochdale Securities, Inc.                                 $   5,994
               Standard & Poor's Securities, Inc.                        $  37,866

               Capital Appreciation Fund
               -------------------------
               Autranet, Inc.                                            $   1,320
               Bear, Stearns & Co., Inc                                  $   4,500
               Boston Institutional Services, Inc.                       $   1,380
               CIS Investments                                           $   1,500
               Instinet, Inc.                                            $   1,729

         Advisers will authorize each Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if Advisers determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or Adviser's overall responsibilities with respect to the accounts to which Advisers exercises investment discretion. In 2000, the Funds generally paid higher commissions than those obtainable from other brokers-dealers in return for research products and services.

         Advisers believes that most research services obtained by it generally benefit several or all of the investment companies, insurance company accounts and private accounts which it manages, as opposed to solely benefiting one specific managed fund or account. Such research services include advice, both directly and in writing, as to the value of the securities; the advisability of investing in, purchasing, or selling securities; the availability of securities, or purchasers or sellers of securities; and analysis and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. Examples of some of the research products and services that were furnished to Advisers in 2000 include:

-   hard copy securities research services;
-   securities research software database services;
-   electronic securities trading networks; and
- statistical services useful to mutual fund directors and account representatives in evaluating the relative performance of mutual fund portfolios.

    If a broker-dealer furnishes Advisers with non-research products and services, Advisers will pay the broker-dealer for such products and services. No client brokerage will be used to pay for non-research products and services.

    The Funds contemplate purchasing most foreign equity securities in over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. The fixed commissions paid in connection with most such foreign stock transactions generally are higher than negotiated commissions on United States transactions. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States. Foreign security settlements may in some instances be subject to delays and related administrative uncertainties.

    Foreign equity securities may be held by a Fund in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs," which are sometimes referred to as Continental Depository Receipts or "CDRs"), or securities convertible into foreign equity securities. ADRs or EDRs may be listed on stock exchanges, or traded in the over-the-counter markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The foreign and domestic debt securities and money market instruments in which the Funds may invest are generally traded in the over-the-counter markets.

    The Funds paid the following brokerage commissions for the periods indicated:


                                                 Fiscal year            Fiscal year           Fiscal year
                                                    Ended                  Ended                 Ended
                                               August 31, 1998        August 31, 1999       August 31, 2000
                                               ---------------        ---------------       ---------------
      Asset Allocation Portfolio                 $    207,470           $    463,625          $    547,597
      Value Fund                                 $    188,814           $    245,918          $    334,190
      Growth & Income Fund                       $     24,624           $     68,069          $    106,270
      Capital Fund                               $    684,684           $  1,807,889          $  2,155,861
      Growth Fund                                $  1,120,063           $  2,046,958          $  1,724,523
      Capital Appreciation Portfolio             $     90,781           $    263,144          $    282,113

        The Funds will not effect any brokerage transactions in their portfolio securities with any broker-dealer affiliated directly or indirectly with Advisers, unless such transactions, including the frequency thereof, the receipt of commissions payable in connection therewith, and the selection of the affiliated broker-dealer effecting such transactions are not unfair or unreasonable to the shareholders of the applicable Fund. No commissions were paid to any affiliate of Advisers during the fiscal years ended August 31, 1998, 1999 and 2000.

        From time to time, the Funds may acquire the securities of their regular brokers or dealers or parent companies of such brokers or dealers. The Funds acquired the following securities of its regular brokers or dealers or parent companies of such brokers or dealers during the fiscal period ended August 31, 2000:


                                                                        Value of securities
                                                                       owned at end of period
                                                                       ----------------------
                      Asset Allocation Portfolio
                      --------------------------
                      Bear Stearns & Co.                                    $    488,009
                      Donaldson, Lufkin & Jenrette Securities               $    996,688
                      Lehman Brothers, Inc.                                 $  2,588,454
                      Morgan Stanley/Dean Witter Reynolds, Inc.             $  3,541,209
                      U.S. Bank, N.A.                                       $      7,234



                                                                        Value of securities
                                                                       owned at end of period
                                                                       ----------------------
                      Wells Fargo Bank                                      $  2,789,470

                      Value Fund
                      ----------
                      Wells Fargo Bank                                      $  1,517,992

                      Growth & Income Fund
                      --------------------
                      Lehman Brothers, Inc.                                 $    522,000
                      Wells Fargo Bank                                      $  1,103,023

                      Capital Fund
                      ------------
                      Lehman Brothers, Inc.                                 $  8,410,000
                      Morgan Stanley/Dean Witter Reynolds, Inc.             $ 10,756,250
                      Wells Fargo Bank                                      $  6,747,259

                      Growth Fund
                      -----------
                      Wells Fargo Bank                                      $ 75,520,761

                      Capital Appreciation Portfolio
                      ------------------------------
                      Dain Rauscher, Inc.                                   $  3,056,625
                      U.S. Bank, N.A.                                       $      4,876
                      Wells Fargo Bank                                      $  9,722,203


         Advisers has developed written trade allocation procedures for its management of the securities trading activities of its clients. Advisers manages multiple funds, both public (mutual funds) and private. The purpose of the trade allocation procedures is to treat the Funds fairly and reasonably in situations where the amount of a security that is available is insufficient to satisfy the volume or price requirements of each Fund that is interested in purchasing that security. Generally, when the amount of securities available in a public offering or the secondary market is insufficient to satisfy the requirements for the interested Funds, the procedures require a pro rata allocation based upon the amounts initially requested by each Fund manager. In allocating trades made on combined basis, Advisers seeks to achieve the average price of the securities for each participating Fund.

         Because a pro rata allocation may not always adequately accommodate all facts and circumstances, the procedures provide for exceptions to allocate trades on a basis other than pro rata. Examples of where adjustments may be made include: (i) the cash position of the Funds involved in the transaction; and
(ii) the relative importance of the security to a Fund in seeking to achieve its investment objective.

                                  CAPITAL STOCK

         Each Fund's shares have a par value of $.01 per share and equal rights to share in dividends and assets. The shares possess no preemptive or conversion rights.

         Each Fund currently offers it shares in multiple classes, each with different sales arrangements and bearing different expenses. Under the Funds' Articles of Incorporation, the Board of Directors is authorized to create new series or classes without the approval of the shareholders of a Fund. Each share will have a pro rata interest in the assets of the series to which the shares relate, and will have no interest in the assets of any other series. In the event of liquidation, each share of a series would have the same rights to dividends and assets as every other share of that series, except that, in the case of a series with more than one class of shares, such distributions will be adjusted to appropriately reflect any charges and expenses borne by each individual class.

         None of the Funds are required under Minnesota law to hold annual or periodically scheduled regular meetings of shareholders. Minnesota corporation law provides for the Board of Directors to convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding fifteen months, a shareholder or shareholders holding three percent or more of the voting shares may demand a regular meeting of shareholders by written notice of demand given to the chief executive officer or the chief financial officer. Within ninety days after receipt of the demand, a regular meeting of shareholders must be held at the Fund's expense. Additionally, the 1940 Act requires shareholder votes for all amendments to fundamental investment policies and restrictions and for all investment advisory contracts and amendments thereto.

         Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and in such event the holders of the remaining shares will be unable to elect any directors.

                                PRICING OF SHARES

ASSET ALLOCATION PORTFOLIO

         On August 31, 2000, the Fund's net asset values per share were calculated as follows:

CLASS A

         Net assets ($205,677,542)
         -------------------------               =       Net asset value per share ($18.70)
         Shares outstanding (10,997,987)

         To obtain the public offering price per share, the 4.75% sales charge must be added to the net asset value obtained above:

         $18.70
         ------                                  =       Public offering price per share ($19.63)
         0.9525

CLASS B

         Net assets ($26,356,478)
         ------------------------                =       Net asset value per share ($18.55)
         Shares outstanding (1,421,079)

CLASS C

         Net assets ($14,939,719)
         ------------------------                =       Net asset value per share ($18.45)
         Shares outstanding (809,630)

CLASS H

         Net assets ($44,165,134)
         ------------------------                =       Net asset value per share ($18.53)
         Shares outstanding (2,383,612)

CLASS Z

         Net assets ($2,353,317)
         -----------------------                 =       Net asset value per share ($18.71)
         Shares outstanding (125,804)

VALUE FUND

         On August 31, 2000, the Fund's net asset values per share were calculated as follows:

CLASS A

         Net assets ($39,974,559)
         ------------------------                =       Net asset value per share ($14.30)
         Shares outstanding (2,794,909)

         To obtain the public offering price per share, the 4.75% sales charge must be added to the net asset value obtained above:

         $14.30
         ------                                  =       Public offering price per share ($15.01)
         0.9525

CLASS B

         Net assets ($7,632,989)
         -----------------------                 =       Net asset value per share ($13.94)
         Shares outstanding (547,526)

CLASS C

         Net assets ($2,662,109)
         -----------------------                 =       Net asset value per share ($13.95)
         Shares outstanding (190,844)

CLASS H

         Net assets ($8,795,939)
         -----------------------                 =       Net asset value per share ($13.95)
         Shares outstanding (630,441)

GROWTH & INCOME FUND

         On August 31, 2000, the Fund's net asset values per share were calculated as follows:

CLASS A

         Net assets ($25,902,590)
         ------------------------                =       Net asset value per share ($16.96)
         Shares outstanding (1,527,320)

         To obtain the public offering price per share, the 4.75% sales charge must be added to the net asset value obtained above:

         $16.96
         ------                                  =       Public offering price per share ($17.81)
         0.9525

CLASS B

         Net assets ($8,375,644)
         -----------------------                 =       Net asset value per share ($16.82)
         Shares outstanding (498,093)

CLASS C

         Net assets ($2,582,694)
         -----------------------                 =       Net asset value per share ($16.82)
         Shares outstanding (153,574)

CLASS H

         Net assets ($7,238,649)
         -----------------------                 =       Net asset value per share ($16.82)
         Shares outstanding (430,452)

CAPITAL FUND

         On August 31, 2000, the Fund's net asset values per share were calculated as follows:

CLASS A

         Net assets ($615,472,844)
         -------------------------               =       Net asset value per share ($23.85)
         Shares outstanding (25,811,004)

         To obtain the public offering price per share, the 4.75% sales charge must be added to the net asset value obtained above:

         $23.85
         ------                                  =       Public offering price per share ($25.04)
         0.9525

CLASS B

        Net assets ($38,263,693)
        ------------------------                 =       Net asset value per share ($22.27)
        Shares outstanding (1,717,966)

CLASS C


        Net assets ($10,932,409)
        ------------------------                 =       Net asset value per share ($22.27)
        Shares outstanding (490,824)

CLASS H

        Net assets ($56,770,858)
        ------------------------                 =       Net asset value per share ($22.30)
        Shares outstanding (2,546,061)

GROWTH FUND

        On August 31, 2000, the Fund's net asset values per share were calculated as follows:

CLASS A

        Net assets ($1,203,376,074)
        ---------------------------              =       Net asset value per share ($45.45)
        Shares outstanding (26,474,814)

        To obtain the public offering price per share, the 4.75% sales charge must be added to the net asset value obtained above:

        $45.45
        ------                                   =       Public offering price per share ($47.72)
        0.9525

CLASS B

        Net assets ($43,249,972)
        ------------------------                 =       Net asset value per share ($42.31)
        Shares outstanding (1,022,223)

CLASS C

        Net assets ($10,352,328)
        ------------------------                 =       Net asset value per share ($42.32)
        Shares outstanding (244,635)

CLASS H

        Net assets ($97,409,761)
        ------------------------                 =       Net asset value per share ($42.35)
        Shares outstanding (2,299,911)

CLASS Z

        Net assets ($231,409,500)
        -------------------------                =       Net asset value per share ($46.35)
        Shares outstanding (4,992,229)

CAPITAL APPRECIATION PORTFOLIO

        On August 31, 2000, the Fund's net asset values per share were calculated as follows:

CLASS A

        Net assets ($314,325,965)
        -------------------------                =       Net asset value per share ($60.44)
        Shares outstanding (5,200,705)

        To obtain the public offering price per share, the 4.75% sales charge must be added to the net asset value obtained above:

        $60.44
        ------                                   =       Public offering price per share ($63.45)
        0.9525

CLASS B

        Net assets ($38,245,589)
        ------------------------                 =       Net asset value per share ($57.66)
        Shares outstanding (663,336)

CLASS C

        Net assets ($14,300,362)
        ------------------------                 =       Net asset value per share ($57.71)
        Shares outstanding (247,779)

CLASS H

        Net assets ($50,557,861)
        ------------------------                 =       Net asset value per share ($57.72)
        Shares outstanding (875,989)

         The primary close of trading of the New York Stock Exchange (the "Exchange") currently is 3:00 p.m. (Central Time), but this time may be changed. The offering price for purchase orders received in the office of the Funds after the beginning of each day the Exchange is open for trading is based on net asset value determined as of the primary closing time for business on the Exchange that day; the price in effect for orders received after such close is based on the net asset value as of such close of the Exchange on the next day the Exchange is open for trading. Net asset value is the value of the securities owned by the Fund, plus cash or other assets, less liabilities, divided by the number of Fund shares outstanding.

         Generally, the net asset value of the Funds' shares is determined on each day on which the Exchange is open for business. The Exchange is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, net asset value need not be determined (i) on days on which changes in the value of the Funds' portfolio securities will not materially affect the current net asset value of the Funds' shares; or (ii) on days during which no Fund shares are tendered for redemption and no orders to purchase or sell Fund shares are received by the Funds.

                               PURCHASE OF SHARES

EXEMPTIONS FROM SALES CHARGE

         Purchases of Class A shares made by the following are exempt from the sales charge:

- Fortis, Inc. or its subsidiaries and the following persons associated with such companies, if all account owners fit this description: (1) officers and directors; (2) employees or sales representatives (including agencies and their employees); (3) spouses/domestic partners of any such persons; or (4) any of such persons' children, grandchildren, parents, grandparents, or siblings or spouses/domestic partners of any of these persons. (All such persons may continue to add to their account even after their company relationships have ended);
- Fund directors, officers, or their spouses/domestic partners (or such persons' children, grandchildren, parents, or grandparents--or spouses/domestic partners of any such persons), if all account owners fit this description;
- Representatives or employees (or their spouses) of Investors (including agencies) or of other broker-dealers having a sales agreement with Investors (or such persons' children, grandchildren, parents, or grandparents--or spouses of any such persons), if all account owners fit this description;
- Pension, profit-sharing, and other retirement plans of directors, officers, employees, representatives, and other relatives and affiliates (as set forth in the preceding three paragraphs) of the Fund, Fortis, Inc., and broker-dealers (and certain affiliated companies) having a sales agreement with Investors and purchases with the proceeds from such plans upon the retirement or employment termination of such persons;

-   Registered investment companies;
- Shareholders of unrelated mutual funds with front-end and/or deferred sales loads, to the extent that the purchase price of such Fund shares is funded by the proceeds from the redemption of shares of any such unrelated mutual fund (within 60 days of the purchase of Fund shares), provided that the shareholder's application so specifies and is accompanied either by the redemption check of such unrelated mutual fund (or a copy of the check) or a copy of the confirmation statement showing the redemption. Similarly, anyone who is or has been the owner of a fixed annuity contract not deemed a security under the securities laws who wishes to surrender such contract and invest the proceeds in a Fund, to the extent that the purchase price of such Fund shares is funded by the proceeds from the surrender of the contract (within 60 days of the purchase of Fund shares), provided that such owner's application so specifies and is accompanied either by the insurance company's check (or a copy of the check) or a copy of the insurance company surrender form. From time to time, Investors may pay commissions to broker-dealers and registered representatives on transfers from mutual funds or annuities as described above;
- Purchases by employees (including their spouses and dependent children) of banks and other financial institutions that provide referral and administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to a sales or servicing agreement with Investors; provided, however, that only those employees of such banks and other firms who as a part of their usual duties provide such services related to such transactions in Fund shares shall qualify;
- Commercial banks offering self directed 401(k) programs containing both pooled and individual investment options may purchase Fund shares for such programs at a reduced sales charge of 2.5% on sales of less than $500,000. For sales of $500,000 or more, normal sales charges apply;
- Registered investment advisers, trust companies, and bank trust departments exercising discretionary investment authority or using a money management/mutual fund "wrap" program with respect to the money to be invested in the Fund, provided that the investment adviser, trust company or trust department provides Advisers with evidence of such authority or the existence of such a wrap program with respect to the money invested;
- Accounts which were in existence and entitled to purchase shares of the applicable Carnegie Series without a sales charge at the time of the effectiveness of the acquisition of its assets by the applicable Fund;
- Purchasers of Medical Savings Accounts ("MSAs") from Fortis Insurance Company who maintain certain minimum balances in their MSA accounts may invest a portion of their MSA account balances in Asset Allocation Portfolio, Value Fund, Growth & Income Fund and Capital Fund.

    In addition, purchases of Class Z shares of both Asset Allocation Portfolio and Growth Fund made by the following are exempt from the sales charge:

- Fortis, Inc. or its subsidiaries and the following persons associated with such companies, if all account owners fit this description: (1) officers and directors; (2) employees or sales representatives (including agencies and their employees); (3) spouses/domestic partners of any such persons; or (4) any of such persons' children, grandchildren, parents, grandparents, or siblings or spouses/domestic partners of any of these persons. (All such persons may continue to add to their account even after their company relationships have ended);
- Fund directors, officers, or their spouses/domestic partners (or such persons' children, grandchildren, parents, or grandparents--or spouses/domestic partners of any such persons), if all account owners fit this description;
- Representatives of Investors (including agencies) or their spouses; or such persons' children, grandchildren, parents or grandparents, or spouses of any such persons), if all account owners fit this description;

- Pension, profit-sharing and other retirement plans created for the benefit of any of the above persons;
-        Accounts which were exchanged from Special Portfolios, Inc., Stock
         Portfolio.

SPECIAL PURCHASE PLANS

         STATEMENT OF INTENTION. Your sales charge may be reduced or eliminated by signing a non-binding Statement of Intention to purchase at least $100,000 of shares which are sold with a sales charge over a 13-month period. The 13-month period is measured from the date the letter of intent is approved by Investors, or at the purchaser's option it may be made retroactive 90 days, in which case Investors will make appropriate adjustments on purchases during the 90-day period.

         In computing the total amount purchased for purposes of determining the applicable sales commission, the public offering price (at the time they were purchased) of shares currently held in the Fortis Funds having a sales charge and purchased within the past 90 days may be used as a credit toward Fund shares to be purchased under the Statement of Intention. Any such fund shares purchased during the remainder of the 13-month period also may be included as purchases made under the Statement of Intention.

         The Statement of Intention includes a provision for payment of additional applicable sales charges at the end of the period in the event the investor fails to purchase the amount indicated. This is accomplished by holding in escrow the number of shares represented by the sales charge discount. If the investor's purchases equal those specified in the Statement of Intention, the escrow is released. If the purchases do not equal those specified in the Statement of Intention, the shareholder may remit to Investors an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges that would have been paid on the aggregate purchases if the total of such purchases had been made at a single time. If the purchaser does not remit this sum to Investors on a timely basis, Investors will redeem the escrowed shares.

         RETIREMENT PLANS. Individual taxpayers can defer taxes on current income by investing in tax qualified retirement plans established by their employer, such as pension plans, profit-sharing plans and Section 403(b) plans, or in Individual Retirement Accounts (IRAs), including a traditional IRA, Roth IRA and Education IRA. If you are interested in a retirement plan account, you should contact Investors. Investing in a retirement plan involves a long-term commitment of assets and is subject to legal and tax requirements and restrictions. You should consult with your attorney or tax adviser prior to establishing such a plan.

         SYSTEMATIC INVESTMENT PLAN. The Systematic Investment Plan enables you to make regular purchases in amounts less than normally required and employs the principle of dollar cost averaging, described below.

         By acquiring Fund shares on a regular or systematic basis, you take advantage of the principle of dollar cost averaging. Under dollar cost averaging, if a constant amount is invested at regular intervals at varying price levels, the average cost of all the shares will be lower than the average of the price levels. This is because the same fixed number of dollars buys more shares when price levels are low and fewer shares when price levels are high. The principle of dollar cost averaging will not protect against loss in a declining market and a loss will result if the plan is discontinued when the market value is less than cost.

         You have no obligation to invest regularly or to continue the Plan, which you may terminate at any time without penalty. Under the Plan, any distributions of income and realized capital gains will be reinvested in additional shares at net asset value unless you instruct Investors in writing to pay distributions in cash. Investors reserves the right to increase or decrease the amount required to open and continue a Plan, and to terminate any Plan after one year if the value of the amount invested is less than the amount indicated.

         EXCHANGE PRIVILEGE. You may exchange your shares for the same class of shares in another Fortis Fund without payment of an exchange fee or additional sales charge. The amount exchanged must meet the minimum purchase amount of the Fund being purchased. You should consider the investment objectives and policies of the other fund prior to making such exchange.

         For Federal tax purposes, except where the transferring shareholder is a tax-qualified plan, an exchange between funds is a taxable event that will result in a capital gain or loss. If you exchange your shares within 90 days of purchase, the sales charge on that purchase cannot be taken into account for determining your gain or loss on the sale of those shares to the extent that the sales charge that would have been applicable to the purchase of the later-acquired shares in the other fund is reduced because of the exchange privilege. However, the amount of the sales charge that may not be taken into account in determining your gain or loss on the sale of the first-acquired shares may be taken into account in determining gain or loss on the eventual sale or exchange of the later-acquired shares.

         GIFTS OR TRANSFERS TO MINOR CHILDREN. You may purchase Fund shares in an account established for a minor. This gift or transfer is registered in the name of the custodian for a minor under the Uniform Transfers to Minors Act (in some states the Uniform Gifts to Minors Act). Control of the Fund shares passes to the child upon reaching a specified age (either 18 or 21 years in most states).


                              REDEMPTION OF SHARES

GENERAL

         If you request a redemption, the Fund is required to redeem your shares, with certain exceptions. The Fund will pay all redemption requests in cash, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. If your redemption request exceeds such amount, the Fund reserves the right to make part or all of the payment in the form of readily marketable securities or other assets of the Fund. An example of when this might be done is in case of an emergency, such as in those situations listed in the following paragraph, or at any time a cash distribution would impair the liquidity of the Fund to the detriment of the remaining shareholders. Any securities being so distributed would be valued in the same manner as the portfolio of the Fund is valued. If you received securities which you later sold, you probably would incur brokerage charges.

         Redemption of shares or payment may be suspended at times (a) when the Exchange is closed for other than customary weekend or holiday closings, (b) when trading on the Exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (b) or
(c) exist.

         There is no charge for redeeming shares. In the event a charge is established, it would apply only to persons who became shareholders after the charge was implemented, and it would not, in any event, exceed 1% of the net asset value of the shares redeemed. Should further public sales ever be discontinued, the Funds may deduct a proportionate share of the cost of liquidating assets from the asset value of the shares being redeemed, in order to protect the equity of the other shareholders.

SYSTEMATIC WITHDRAWAL PLAN

         You may open a "Systematic Withdrawal Plan" providing for withdrawals of $50 or more monthly, quarterly, semiannually or annually if the value of your shares is at least $4,000 ($10,000 if you elect monthly withdrawals).

         These withdrawals may constitute a return of capital. The redemption of Fund shares pursuant to the Plan is a taxable event to you. The withdrawals do not represent a yield or a return on your investment and they may deplete or eliminate your investment. You have no assurance of receiving payment for any specific period because payments will terminate when all shares have been redeemed. The number of such payments will depend on the amount and frequency of each payment and the increase (or decrease) in value of the remaining shares.

         Distributions of income and realized capital gains will continue to be reinvested at net asset value. If you purchase additional shares of the Fund (other than by reinvestment of distributions), when you have elected a Systematic Withdrawal Plan, you will pay a sales charge on your purchases at the same time that withdrawals are made at net asset value. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to you because of sales charges and tax liabilities. Additions to your account in which an election has been made to receive systematic withdrawals will be accepted only if each additional purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. You may not have a "Systematic Withdrawal Plan" and a "Systematic Investment Plan" in effect at the same time.

         The Systematic Withdrawal Plan is voluntary, flexible and under your control and direction at all times, and does not limit or alter your right to redeem shares. You or the Fund may terminate the Plan at any time by written notification. Advisers bears the cost of operating the Plan.

REINVESTMENT PRIVILEGE

         If you redeem Fund shares, you have a one-time privilege to reinvest in the Fund or in any other fund underwritten by Investors and available to the public, without a sales charge. The reinvestment privilege must be exercised within 60 days of the redemption and for an amount which does not exceed the redemption proceeds.

         The purchase price for Fund shares will be based upon net asset value at the time of reinvestment, and may be more or less than the redemption value. Should you utilize the reinvestment privilege within 30 days following a redemption that resulted in a loss, all or a portion of that loss may not be currently deductible for Federal income tax purposes. Exercising the reinvestment privilege would not defer any capital gains taxes payable on a realized gain. Furthermore, if you redeem within 90 days of purchasing your shares and subsequently exercise the reinvestment privilege, the sales charge incurred on the original purchase cannot be taken into account for determining your gain or loss on the redemption of those shares.

                                    TAXATION

         Each Fund has qualified, and intends to continue to qualify, as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). If a Fund so qualifies, it is not taxed on the income it distributes to its shareholders.

         Gain or loss realized upon the sale of shares in a Fund will be treated as capital gain or loss, provided that the shares represented a capital asset in the hands of the shareholder. For individuals, estates, and trusts, long-term capital gains, which are realized on the sale or exchange of capital assets held for more than one year, are subject to a maximum federal income tax rate of 20%, while ordinary income is subject to a maximum rate of 39.6%. Short-term capital gains, which are realized on the sale or exchange of capital assets held one year or less, are taxed at the same rates as ordinary income.

         Pursuant to a special provision in the Code, if Fund shares with respect to which a long-term capital gain distribution has been made are held for six months or less, any loss on the sale or other disposition of such shares will be a long-term capital loss to the extent of such long-term capital gain distribution, unless such sale or other disposition is pursuant to a Systematic Withdrawal Plan.

         Under the Code, each Fund is subject to a nondeductible excise tax for each calendar year equal to 4% of the excess, if any, of the amount required to be distributed over the amount distributed. However, the excise tax does not apply to any income on which a Fund pays income tax. In order to avoid the imposition of the excise tax, each Fund generally must declare dividends by the end of a calendar year representing at least 98 percent of the Fund's ordinary income for the calendar year and 98 percent of its capital gain net income (both long-term and short-term capital gains) for the 12-month period ending October 31 of the calendar year.

         Asset Allocation Portfolio may invest in zero coupon obligations. If it invests in such obligations upon their issuance, the obligations will have original issue discount in the hands of the Fund. Generally, the original issue discount equals the difference between the "stated redemption price at maturity" of the obligation and its "issue price," as those terms are defined in the Code. If the Fund acquires an already issued zero coupon bond from another holder, the bond will have original issue discount in the Fund's hands, equal to the difference between the "adjusted issue price" of the bond at the time the Fund acquires it (that is, the original issue price of the bond plus the amount of original issue discount accrued to date) and its stated redemption price at maturity. In each case, the Fund is required to accrue as ordinary interest income a portion of such original issue discount even though it receives no cash currently as interest payment on the obligation. Similarly, if Asset Allocation Portfolio invests in PIKs, it is required to recognize interest income in the amount of the fair market value of the securities received as interest payments on the PIKs, even though it receives no cash.

         Because each Fund is required to distribute substantially all of its net investment income (including accrued original issue discount and interest income attributable to PIKs) in order to be taxed as a regulated investment company, Asset Allocation Portfolio may be required to distribute an amount greater than the total cash income the Fund actually receives. Accordingly, in order to make the required distribution, the Fund may be required to borrow or to liquidate securities.

         If any Fund invests in options and futures, it may be obliged to recognize gains and losses on certain options and futures it holds at the end of the fiscal year. Under the marked-to-market rules, 60% of any net capital gain or loss recognized is treated as long-term and 40% as short-term. In addition, the straddle rules of the Code would require deferral of certain losses realized on positions of a straddle to the extent that a Fund has unrealized gains in offsetting positions at year-end.

         Under the Code, each Fund is required to withhold and remit to the U.S. Treasury 31% of dividend and capital gain income on the accounts of certain shareholders who fail to provide a correct tax identification number, fail to certify that they are not subject to backup withholding, or are subject to backup withholding for some other reason.

        The foregoing is a general discussion of the Federal income tax consequences of an investment in the Funds as of the date of this Statement of Additional Information. Distributions may also be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, state, or local taxes.

                     UNDERWRITER AND DISTRIBUTION OF SHARES

        Pursuant to the Underwriting and Distribution Agreement, Investors has agreed to act as the principal underwriter for the Funds in the sale and distribution to the public of shares of the Funds, either through dealers or otherwise. Investors has agreed to offer such shares for sale at all times when such shares are available for sale and may lawfully be offered for sale and sold. As compensation for its services, in addition to receiving its distribution fees pursuant to the Distribution Plan discussed above, Investors receives the initial sales charges on sales of Class A shares of the Funds and any contingent deferred sales charges on redemptions of Class B, H and C shares of the Funds and certain Class A shares of the Funds that were not subject to an initial sales charge, as set forth in the Prospectus. The following tables set forth the amount of underwriting commissions paid by each Fund and the amount of such commissions retained by Investors.


     Total Underwriting Commissions


                                            Fiscal year ended    Fiscal year ended     Fiscal year ended
                                             August 31, 1998     August 31, 1999       August 31, 2000
                                             ---------------     ---------------       ---------------
     Asset Allocation Portfolio              $    500,107          $    666,305           $    793,551
     Value Fund                              $    236,426          $    167,858           $    154,588
     Growth & Income Fund                    $    246,685          $    214,521           $    144,889
     Capital Fund                            $    530,929          $    967,000           $  1,093,541
     Growth Fund                             $  1,256,346          $  1,148,222           $  1,392,574
     Capital Appreciation Portfolio          $    367,109          $    416,109           $  1,159,464

        Underwriting Commissions
     Retained by Investors


                                            Fiscal year ended    Fiscal year ended     Fiscal year ended
                                             August 31, 1998     August 31, 1999       August 31, 2000
                                             ---------------     ---------------       ---------------

     Asset Allocation Portfolio                 $   65,123            $  124,180             $ 304,961
     Value Fund                                 $   32,703            $   28,945             $  68,152
     Growth & Income Fund                       $   29,523            $   47,116             $  73,254
     Capital Fund                               $   66,201            $  170,821             $ 388,498
     Growth Fund                                $  139,000            $  189,275             $ 406,887
     Capital Appreciation Portfolio             $   39,408            $   58,808             $ 337,783

        Investors received the following compensation from each Fund during its most recent fiscal year.



                                            Net underwriting     Compensation on
                                             discounts and       redemptions and      Brokerage         Other
                                              commissions          repurchases       commissions    compensation
                                              -----------          -----------       -----------    ------------
  Asset Allocation Portfolio                 $   635,013            $  158,538          $ 0             $ 0
  Value Fund                                 $   112,071            $   42,517          $ 0             $ 0
  Growth & Income Fund                       $    97,721            $   47,168          $ 0             $ 0



                                            Net underwriting     Compensation on
                                             discounts and       redemptions and     Brokerage        Other
                                             commissions          repurchases       commissions    compensation
                                             -----------          -----------       -----------    ------------

  Capital Fund                               $   941,792            $ 151,749           $ 0            $ 0
  Growth Fund                                $ 1,234,877            $ 157,697           $ 0            $ 0
  Capital Appreciation Portfolio             $ 1,065,848            $  93,616           $ 0            $ 0


                                PERFORMANCE INFORMATION


        Advertisements and other sales literature for the Funds may refer to "average annual total return," "cumulative total return" and "yield." All such yield and total return quotations are based on historical earnings and are not intended to indicate future performance.

        Average annual total return is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. Average annual total return figures are computed according to the following formula:

                                      n
                                P(1+T)          =  ERV

Where:          P        = a hypothetical initial payment of $1,000;
                T        = average annual total return;
                n        = number of years; and
                ERV      = ending redeemable value at the end of the period of a
                         hypothetical $1,000 payment made at the beginning of such period.

        This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts. Average annual total return quotations may be accompanied by quotations which do not reflect the reduction in value of the initial investment due to the sales charge, and which thus will be higher.

        The following tables set forth the average annual total returns, with the sales charge reflected, for each Class of shares of each Fund for one year, five years and since inception (10 years with respect to Class A shares of Asset Allocation Portfolio, Capital Fund, Growth Fund and Capital Appreciation Portfolio) for the period ending August 31, 2000.

Average Annual Total Returns

                                                                                                   10 years/since
                                                                    1 year           5 years       inception
                                                                    ------           -------       ---------
         Asset Allocation Portfolio
         --------------------------
         Class A shares                                              15.68%          13.78%            13.58%
         Class B shares(*)                                           17.24%          14.05%            15.53%
         Class C shares(*)                                           19.81%          14.26%            15.55%
         Class H shares(*)                                           17.18%          14.06%            15.52%
         Class Z shares(**)                                          21.99%              --            16.36%

         Value Fund
         ----------
         Class A shares(+)                                           10.26%              --            14.03%



                                                                                                   10 years/since
                                                                   1 year            5 years       inception
                                                                   ------            -------       ---------
         Class B shares(+)                                         11.30%                --            14.14%
         Class C shares(+)                                         13.90%                --            14.39%
         Class H shares(+)                                         11.30%                --            14.15%

         Growth & Income Fund
         --------------------
         Class A shares(+)                                         11.19%                --            13.35%
         Class B shares(+)                                         12.19%                --            13.45%
         Class C shares(+)                                         14.87%                --            13.69%
         Class H shares(+)                                         12.27%                --            13.45%

         Capital Fund
         ------------
         Class A shares                                            26.39%            19.74%            17.64%
         Class B shares(*)                                         27.99%            19.83%            20.85%
         Class C shares(*)                                         30.66%            20.02%            20.91%
         Class H shares(*)                                         28.08%            19.85%            20.87%

         Growth Fund
         -----------
         Class A shares                                            73.35%            23.47%            20.35%
         Class B shares(*)                                         77.22%            23.62%            25.41%
         Class C shares(*)                                         79.86%            23.78%            25.47%
         Class H shares(*)                                         77.24%            23.63%            25.43%
         Class Z shares(++)                                        82.51%            24.99%            21.09%

         Capital Appreciation Portfolio
         ------------------------------
         Class A shares                                           105.59%            27.47%            22.84%
         Class B shares(*)                                        111.06%            27.90%            30.49%
         Class C shares(*)                                        113.60%            28.04%            30.55%
         Class H shares(*)                                        111.04%            27.91%            30.51%


(*)      Inception date: November 14, 1994.
(**)     Inception date: July 27, 1999.
(+)      Inception date: January 2, 1996.
(++)     Inception date: March 1, 1996.

        Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                               CTR = ( ERV -P) 10

Where:         CTR      = Cumulative total return;
               ERV      = ending redeemable value at the end of the period of a
                        hypothetical $1,000 payment made at the beginning of
                        such period; and
                P       = initial payment of $1,000.

        This calculation assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

        The following table sets forth the cumulative total returns of each Class of shares of each Fund for the period from inception through August 31, 2000:


                                                                                  Cumulative
                                                                                 total return
                                                                                 ------------

                             Asset Allocation Portfolio
                             --------------------------
                             Class A shares(1)                                        355.35%
                             Class B shares(2)                                        131.78%
                             Class C shares(2)                                        131.05%
                             Class H shares(2)                                        131.62%
                             Class Z shares(3)                                         18.08%

                             Value Fund
                             ----------
                             Class A shares(4)                                         93.70%
                             Class B shares(4)                                         87.08%
                             Class C shares(4)                                         87.20%
                             Class H shares(4)                                         87.20%

                             Growth & Income Fund
                             --------------------
                             Class A shares(4)                                         88.32%
                             Class B shares(4)                                         81.93%
                             Class C shares(4)                                         81.93%
                             Class H shares(4)                                         81.93%

                             Capital Fund
                             ------------
                             Class A shares(5)                                     43,106.50%
                             Class B shares(2)                                        200.52%
                             Class C shares(2)                                        200.55%
                             Class H shares(2)                                        200.80%

                             Growth Fund
                             -----------
                             Class A shares(6)                                     21,807.75%
                             Class B shares(2)                                        272.39%
                             Class C shares(2)                                        272.49%
                             Class H shares(2)                                        272.60%
                             Class Z shares(7)                                        197.99%

                             Capital Appreciation Portfolio
                             ------------------------------
                             Class A shares(1)                                      1,135.21%
                             Class B shares(2)                                        368.53%
                             Class C shares(2)                                        368.71%
                             Class H shares(2)                                        368.79%


(1)       Inception date: January 4, 1988.
(2)       Inception date: November 14, 1994.
(3)       Inception date: July 27, 1999.
(4)       Inception date: January 2, 1996.
(5)       Inception date: June 8, 1949.
(6)       Inception date: March 31, 1963.
(7)       Inception date: March 1, 1996.

          The "yield" refers to the income generated by an investment over a 30-day (or one month) period (which period will be stated in the advertisement). It is calculated by dividing the net investment income per share (as defined under Securities and Exchange Commission rules) earned during the computation period by the maximum offering price per share on the last day of the period, according to the following formula. The result is then annualized using a formula that provides for semiannual compounding of income.

                                                6
                            Yield = 2 [(A-B + 1) - 1]
                                        cd

Where:          a       = dividends and interest earned during the period;
                b       = expenses accrued for the period (net of
                        reimbursements);
                c       = the average daily number of shares outstanding during
                        the period that were entitled to receive dividends; and
                d       = the maximum offering price per share on the last day
                        of the period.

        None of the Funds currently provide yield information.

        The Funds may advertise relative performance as compiled by outside organizations or refer to publications that have mentioned their performance or track the performance of investment companies. Following is a list of ratings services that may be referred to, along with the category in which the Funds are included. Because some of these organizations do not take into account sales charges, their ratings may sometimes be different than had they done so.





ASSET ALLOCATION PORTFOLIO


        RATINGS SERVICE                              CATEGORY
        ---------------                              --------
        Lipper Analytical Services, Inc.             flexible portfolio
        CDA/Wiesenberger                             asset allocation -- domestic
        Morningstar Publications, Inc.               asset allocation
        Johnson's Charts                             total return

VALUE FUND


        RATINGS SERVICE                              CATEGORY
        ---------------                              --------
        Lipper Analytical Services, Inc.             growth and income
        CDA/Wiesenberger                             growth - domestic
        Morningstar Publications, Inc.               large value
        Johnson's Charts                             long term growth

GROWTH & INCOME FUND


        RATINGS SERVICE                              CATEGORY
        ---------------                              --------
        Lipper Analytical Services, Inc.             growth and income
        CDA/Wiesenberger                             growth and income
        Morningstar Publications, Inc.               large blend
        Johnson's Charts                             growth and income

CAPITAL FUND


        RATINGS SERVICE                              CATEGORY
        ---------------                              --------
        Lipper Analytical Services, Inc.             growth and income - multisector income
        CDA/Wiesenberger                             growth - domestic
        Morningstar Publications, Inc.               growth
        Johnson's Charts                             growth and income

GROWTH FUND


        RATINGS SERVICE                               CATEGORY
        ---------------                               --------
        Lipper Analytical Services, Inc.              capital appreciation
        CDA/Wiesenberger                              growth - domestic
        Morningstar Publications, Inc.                small company growth
        Johnson's Charts                              long term growth

CAPITAL APPRECIATION PORTFOLIO


        RATINGS SERVICE                               CATEGORY
        ---------------                               --------
        Lipper Analytical Services, Inc.              small company growth
        CDA/Wiesenberger                              aggressive growth
        Morningstar Publications, Inc.                small company growth
        Johnson's Charts                              long term growth


                              FINANCIAL STATEMENTS

        The audited financial statements as of August 31, 2000, as set forth in the Funds' Annual Report to Shareholders, are incorporated herein by reference. The audited financial statements are provided in reliance on the report of KPMG LLP, 4200 Norwest Center, Minneapolis, MN 55402, independent auditors of the Funds, and given on the authority of such firm as experts in accounting and auditing.

                             OTHER SERVICE PROVIDERS

        Wells Fargo N.A., Minneapolis, MN acts as custodian of each Fund's assets and portfolio securities. Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, MN 55402, is the independent General Counsel for the Funds. Advisers bears the costs of serving as the transfer agent and dividend-paying agent for each Fund.

                        LIMITATION OF DIRECTOR LIABILITY

        Under Minnesota law, each director of Fortis Advantage, Fortis Equity and Fortis Growth owes certain fiduciary duties to the Corporation and to its shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care." Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (i) for any breach of the director's duty of "loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (iv) for any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of Fortis Advantage, Fortis Equity and Fortis Growth limit the liability of directors to the fullest extent permitted by Minnesota statutes, except to the extent that such a liability cannot be limited as provided in the 1940 Act (which act prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their role as directors).

        Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" to the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers). Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or rescissionary relief. Further, Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the 1940 Act and the rules and regulations adopted under such act.

                             ADDITIONAL INFORMATION

        The Funds have filed with the Securities and Exchange Commission, Washington, D.C. 20549, a Registration Statement under the Securities Act of 1933, as amended, with respect to the common stock offered hereby. The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, certain parts of which are omitted in accordance with Rules and Regulations of the Commission. The Registration Statement may be inspected at the principal office of the Commission at 450 Fifth Street, N.W., Washington, D.C., and copies thereof may be obtained from the Commission at prescribed rates.

                                                                      APPENDIX A


                     DESCRIPTION OF FUTURES, OPTIONS AND FORWARD CONTRACTS

OPTIONS ON SECURITIES

        An option on a security provides the purchaser ("holder") with the option to purchase, in the case of a "call" option, or sell, in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although this entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered" or "secured."

        Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price in the case of a put option. Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities that have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

        Options on securities and options on indices of securities, discussed below, are traded on national securities exchanges, such as the Chicago Board Options Exchange and the New York Stock Exchange, which are regulated by the Commission. The Options Clearing Corporation guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. A holder or writer may engage in transactions in exchange-traded options on securities and options on indices of securities only through a registered broker-dealer that is a member of the exchange on which the option is traded.

        In addition, options on securities and options on indices of securities may be traded on exchanges located outside the United States and over-the-counter through financial institutions dealing in such options as well as the underlying instruments. The particular risks of transactions on foreign exchanges and over-the-counter transactions are set forth more fully in the Statement of Additional Information.

OPTIONS ON STOCK INDICES

        In contrast to an option on a security, an option on a stock index provides the holder with the right to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The purchaser of the option receives this cash settlement amount if the closing level of the index on the day of exercise is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount if the option is exercised. As in the case of options on securities, the writer or holder may liquidate positions in index options prior to exercise or expiration by entering into closing transactions on the exchange on which such positions were established, subject to the availability of a liquid secondary market.

        The index underlying an index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. An index assigns relative values to the securities included in the index and the index fluctuates with changes in the market values of the securities so included.

FUTURES CONTRACTS ON FIXED INCOME SECURITIES, STOCK INDEXES AND FOREIGN
CURRENCIES

        A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed income securities or currency underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

        The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contracts more or less valuable, a process known as "marking to the market."

        U.S. Futures Contracts may be purchased or sold only on an exchange, known as a "contract market," designated by the CFTC for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a Futures Contract, by in effect taking the opposite side of such contract. At any time prior to the expiration of a Futures Contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it. Futures Contracts may also be traded on foreign exchanges.

        Interest rate futures contracts currently are traded on a variety of fixed income securities, including long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and U.S. Treasury Bills. In addition, interest rate futures contracts include contracts on indexes of municipal securities. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, West German mark and on Eurodollar deposits.

OPTIONS ON FUTURES CONTRACTS

        An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

        A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by affecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

        Options on Futures Contracts that are written or purchased by a Fund on United States exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearing house. In addition, Options on Futures Contracts may be traded on foreign exchanges.

        An option, whether based on a Futures Contract, a stock index or security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers that have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the timing of such exercise.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

        A Currency Contract is a contractual obligation to purchase or sell a specific quantity of a given foreign currency for a fixed exchange rate at a future date. Currency Contracts are individually negotiated and are traded through the "interbank currency market," an informal network of banks and brokerage firms which operates around the clock and throughout the world. Transactions in the interbank market may be executed only through financial institutions acting as market-makers in the interbank market, or through brokers executing purchases and sales through such institutions. Market-makers in the interbank market generally act as principals in taking the opposite side of their customers' positions in Currency Contracts, and ordinarily charge a mark-up commission which may be included in the cost of the Contract. In addition, market-makers may require their customers to deposit collateral upon entering into a Currency Contract, as security for the customer's obligation to make or receive delivery of currency, and to deposit additional collateral if exchange rates move adversely to the customer's position. Such deposits may function in a manner similar to the margining of Futures Contracts, described above.

        Prior to the stated maturity date of a Currency Contract, it may be possible to liquidate the transaction by entering into an offsetting contract. In order to do so, however, a customer may be required to maintain both contracts as open positions until maturity and to make or receive a settlement of the difference owed to or from the market-maker or broker at that time.

OPTIONS ON FOREIGN CURRENCIES

        Options on foreign currencies are traded in a manner substantially similar to options on securities. In particular, an option on foreign currency provides the holder with the right to purchase, in the case of a call option, or to sell, in the case of a put option, a stated quantity of a particular currency for a fixed price up to a stated expiration date or, in the case of certain options, on such date. The writer of the option undertakes the obligation to deliver, in the case of a call option, or to purchase in the case of a put option, the quantity of the currency called for in the option, upon exercise of the option by the holder.

        As in the case of other types of options, the holder of an option on foreign currency is required to pay a one-time, non-refundable premium, which represents the cost of purchasing the option. The holder can lose the entire amount of this premium, as well as related transaction costs, but not more than this amount. The writer of the option, in contrast, generally is required to make initial and variation margin payments, similar to margin deposits required in the trading of Futures Contracts and the writing of other types of options. The writer is therefore subject to risk of loss beyond the amount originally invested and above the value of the option at the time it is entered into.

        Certain options on foreign currencies, like Currency Contracts, are traded over-the-counter through financial institutions acting as market-makers in such options and the underlying currencies. Such transactions therefore involve risks not generally associated with exchange-traded instruments, which are discussed below. Options on foreign currencies may also be traded on national securities exchanges regulated by the SEC and on exchanges located in foreign countries.

        Over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of a Fund's position unless the institution acts as broker and is able to find another counterpart willing to enter into the transaction with the Fund. Where no such counterpart is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and a Fund could be required to retain options purchased or written until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

        Further, over-the-counter transactions are not subject to the guarantee of an exchange clearing house, and a Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterpart. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Fund's ability to enter into desired hedging transactions. A Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by Advisers.

                                                                      APPENDIX B

                        CORPORATE BOND AND COMMERCIAL PAPER RATINGS
COMMERCIAL PAPER RATINGS

       STANDARD & POOR'S RATINGS SERVICES. Commercial paper ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the A rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with designation 1, 2, and 3 to indicate the relative degree of safety. The "A-1" designation indicates that the degree of safety regarding timely payment is very strong.

       MOODY'S INVESTORS SERVICE, INC. Moody's commercial paper ratings are opinions of the ability of the issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

       PRIME-1--Superior capacity for repayment of short-term promissory obligations.

       PRIME-2--Strong capacity for repayment of short-term promissory obligations.

       PRIME-3--Acceptable capacity for repayment of short-term promissory obligations.

CORPORATE BOND RATINGS

       STANDARD & POOR'S RATING SERVICES. Its ratings for corporate bonds have the following definitions:

        Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

        Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

        Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in high rated categories.

        Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

        Debt rated "BB," "B," "CCC," "CC," and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

        Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB+" rating.

        Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB+" rating.

        Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B+" rating.

        The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

        The rating "C" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC+" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

        Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

        The rating "C1" is reserved for income bonds on which no interest is being paid.

        "NR" indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

        BOND INVESTMENT QUALITY STANDARDS. Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

        MOODY'S INVESTORS SERVICE, INC. Its ratings for corporate bonds include the following:

        Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

        Bonds that are rated "A" possess many favorable attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest arc considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        Bonds that are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Bonds that are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        Bonds that are rated "Ca" represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds that are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.